UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York 10577	Rose DiMartino Attorney at Law Willkie Farr & Gallagher 787 7th Avenue, 40th Floor New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 - October 31, 2016

Item 1:  Shareholder Report

Alpine

Real Estate Funds

Alpine International Real Estate Equity Fund
Institutional Class (EGLRX)
Class A (EGALX)

Alpine Realty Income & Growth Fund
Institutional Class (AIGYX)
Class A (AIAGX)

Alpine Emerging Markets Real Estate Fund
Institutional Class (AEMEX)
Class A (AEAMX)

Alpine Global Infrastructure Fund
Institutional Class (AIFRX)
Class A (AIAFX)

Alpine Global Realty Growth & Income Fund
Institutional Class (ARIGX)

October 31,
2016

Annual Report

Additional Alpine Funds are offered in the Alpine Series Trust and Alpine Income Trust. These Funds include:

Alpine Dynamic Dividend Fund	Alpine Small Cap Fund
Alpine Rising Dividend Fund	Alpine Ultra Short Municipal Income Fund
Alpine Financial Services Fund	Alpine High Yield Managed Duration Municipal Fund

Alpine’s Series and Income Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Series Trust and Alpine Income Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Shareholders:

The fiscal year ended October 31, 2016 showed many of characteristics typical of an extended period of economic transition, as reflected through the capital markets. Uncertainty whether the slow growth, low inflation world economy would begin to trend toward growth or descend to deflation has made business cautious about spending for expansion. It has tempered even limited action by the Federal Reserve to normalize interest rates over the past few years. Thus, the collapse of commodity prices early in the year and Britain’s “Brexit” vote significantly influenced short term capital market trends during the year, but then markets returned to trend.

SEA CHANGE

However, after the fiscal year, we experienced a dramatic sea change in the aftermath of the U.S. presidential election of 2016, which for better or for worse, has created the prospect for a significant reshuffling of expectations. Initially, the markets have to rely upon campaign rhetoric, which may be unrealistic in terms of future enactment or execution of new policies. That said, we have adjusted our investment framework from the expectation of lower interest rates and slower growth for longer periods of time to the possibility of moderately stronger growth and a stronger dollar with higher interest rates due to potentially higher future domestic inflation. For reasons we will discuss in the following paragraphs, we believe this can be positive for the stock market, negative for bonds and positive for the U.S. dollar over the next six to eighteen months, albeit, with likely heightened bouts of volatility. Over time, as the process of negotiating the implications and feasibility of these new policies unfolds, the impact on market direction will be more precise. Longer term, the risk of significantly higher interest rates might have a negative impact on both capital markets and the economy. However, for now, one does not have to pay the piper to play, as the positive headline of reform outweighs the possible pain of change.

President-elect Trump actually lost the popular vote by 46.2% to Secretary Clinton’s 48.1%, yet he has made it very clear that he is going to push his agenda as if he has a mandate for change. We see proposed cabinet members who in many cases share his view and also share his lack of governmental experience. We believe that the President-elect sees this as providing a fresh perspective from which to restructure the various cabinet level departments ranging from education, labor, energy, Housing and Urban

Development (HUD), Health and Human Services (HHS), the Environmental Protection Agency (EPA), transportation, among others. In a fundamental sense, he is seeking a potential structural reform of government processes and regulations which have shaped our daily lives for the past 30-50 years. While this could have profound consequences, both positive and negative, we believe the scale and scope of these departments of government will require a long learning curve for many of the inexperienced cabinet bosses, which suggests that any potential reform might take years to enact. Nonetheless, we believe that potential structural adjustments to our economy may have very long lasting effects which are not at this time understood.

“FISCAL STIMULUS”

What is very clear to investors is that the ongoing gradual cyclical recovery from the Great Financial Collapse of 2008-2009 has the potential to be jumpstarted by the first meaningful fiscal stimulus since 2009, as Republican alignment promises the end of political gridlock between the Executive and Congress, enabling fiscal spending to grow again. Specifically, via tax cuts, focused primarily on corporations based on their domestic/international production and sales activities appears to be a major form of implementing the stimulus. In essence, this is intended to support domestic production and inhibit off-shore production, which is then sold into the U.S. While this structural shift in taxation is designed to promote growth in new productive capacity, it is very much a federal fiscal redistribution of taxes, which will have an uncertain impact on job growth. In effect, by lowering domestic tax rates from the high of 38% to potentially around 20%, many smaller U.S. companies should experience growth in after-tax earnings of between 20-25% by 2018. Other possible offsets may scale back perhaps 5-10% of these potential gains for some companies. However, multi-national companies with significant earnings in manufacturing abroad may not be as fortunate as they may already be paying very low tax rates. That is why estimates for the average U.S. corporate tax rate is around 23% as opposed to the aforementioned 38% rate. So overall, various estimates of earnings for the S&P 500® Index is for between 8-15%.

The net effect is that the stock market may start to revalue many companies with a higher current price/earnings ratio in anticipation of the following calendar year than they do currently. This could be very positive for not only longer term earnings and dividend payout ratios, but share prices as well. However, there will likely be losers as well as winners. Companies which have been able to use a multi-national structure to shelter much of their taxable income may be disadvantaged. That said, those companies with significant retained earnings abroad may be able to bring cash back at a reduced tax rate, which might be redeployed in job creating or shareholder friendly ways, such as expenditures on plant and equipment, special dividends and perhaps even share buybacks. Thus, the new tax regime for corporations could have a positive impact for many companies. Companies optimized for the existing array of tax deductions, which might be eliminated or modified may have to restructure their business model, potentially leading to significant changes in how they use debt and equity in their capital structure.

“RISING INTEREST RATES”

While we have experienced 35 years of falling interest rates since Paul Volker led the Federal Reserve in breaking the back of inflationary expectations, it has been three and a half years since Ben Bernanke began warning the market that he would taper the quantitative easing program, which supported asset prices in recent years. Ironically, it was financial assets and financially sensitive stocks that benefited most from such easing and yet it also sustained fears of a deflationary spiral as the natural buyers of many of these financial instruments (such as bonds, loans, utility and real estate investment trust (REIT) stocks) chased the spiraling yields downward, effectively reducing their expected returns. Indeed, this has created a serious problem for very long term investors, such as pension funds and insurance companies, even though interest rates have only just begun to rise in the U.S. The prospects for another Fed Funds increase in December and possibly two or three in 2017 seem to be partly baked into market expectations. Although possible, longer term rate hikes are not.

“SPECTER OF INFLATION”

If the majority of Mr. Trump’s tax plan becomes reality, we would expect to see already historically low levels of unemployment gradually lead to rising wages by 2018, and if the fiscal stimulus is further boosted by significant infrastructure spending which could start to flow by then, the potential for an inflationary surge into 2019 is possible. Needless to say, we will monitor such impacts, but it remains a fundamental concern that the markets may price in a return to longer term inflation if budget deficits continue to grow or accelerate to the downside. As we said at the beginning, we have experienced a sea change in expectations of how our government is run. We do not know how developed President-elect Trump’s thinking is on major matters of state or how they might evolve with experience. However, we do know that his fundamental business model encourages affiliates or associates to design and manage operations. Coordination will be key as large decentralized organizations can be tripped up by the complexities of managing an enterprise, which is anything but an island in the world. Trade policies which encourage ties that bind, such as the North American Free Trade Agreement (NAFTA), lead to mutual investment and support, whereas punitive barriers to trade may lead to retaliation or unilateral alliances which bypass our economy. Such scenarios could interrupt the free flow of goods, services and investment capital upon which our economy, indeed the global economy, is primarily based. If this happens, we believe it would undo much of the positive benefit President-elect Trump seeks from his structural reforms. Thus, we believe that the markets will be watching his tweets on pins and needles, creating a potentially volatile environment over the near to medium term until long term policies become clarified. Even though the social, civil and even cultural impact of a Trump presidency may be in question for roughly half of the population, it appears that the short term economic program could jumpstart the American economy, which might even speed up the global recovery some eight years after the greatest recession of our lifetime.

“FOCUS ON FUNDAMENTALS”

The U.S. equity market has rebounded strongly post-election in anticipation of this possibility, despite uncertainty of its ultimate shape, but markets will adapt to new information as it becomes available over the following quarters. Another notable aspect of these potential tax and structural changes is that the market focus has shifted from macro-prudential (Central Bank) policy, which stimulated momentum investments and indeed has refocused on basic measures of business performance, profitability and growth at a reasonable price. As our investment approach is rooted in fundamentals, such as cash flow, replacement cost, and value creation through return on invested capital, Alpine is very pleased to see this change. We believe this may favor our investment methodology, which has historically led us to manage our funds with high active share as opposed to closely following indices.

We believe that our funds are well adapted to the current environment and we will continue to address them as economic and business conditions require. Thank you for your support and interest.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to individual letters for risks specific to that Fund.

This letter and the letters that follow represent the opinions of the Funds’ management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Disclosures and Definitions

The specific market, sector or investment conditions that contributed to a Fund’s performance may not be replicated in future periods.

Please refer to the Schedule of Portfolio Investments for Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Funds’ monthly distributions may consist of net investment income, net realized capital gains and/or a return of capital. If a distribution includes anything other than net investment income, the Funds will provide a notice of the best estimate of its distribution sources when distributed, which will be posted on the Funds’ website; www.alpinefunds.com, or can be obtained by calling 1-800-617-7616. We estimate that the Alpine Equity Trust did not pay any distributions during the fiscal semi-annual period ended April 30, 2016 through a return of capital. A return of capital distribution does not necessarily reflect the Funds’ performance and should not be confused with “yield” or “income.” Final determination of the federal income tax characteristics of distributions paid during the calendar year will be provided on U.S. Form 1099-DIV, which will be mailed to shareholders. Please consult your tax advisor for further information.

Neither a Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

All investments involve risk. Principal loss is possible. A small portion of the S&P 500 yield may include return of capital; the 10-year Treasury yield does not include return of capital; Corporate Bonds and High Yield Bonds generally do not have return of capital; a portion of the dividend paid by REITs and REIT preferred stock may be deemed a return of capital for tax purposes in the event the company pays a dividend greater than its taxable income. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. The REIT and REIT preferred stock market are smaller than the broader equity and bond markets and often trade with less liquidity than these markets depending upon the size of the individual issue and the demand of the securities. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes. Tax features of a Treasury Note, Corporate Bond, Stock, High Yield Bond, REITs and REIT preferred stock may vary based on an individual’s circumstances. Consult a tax professional for additional information.

Earnings Growth & EPS Growth are not measures of the Funds’ future performance.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Capitalization rate (or “cap rate”) is the ratio between the net operating income produced by an asset and its capital cost (the original price paid to buy the asset) or alternatively its current market value.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Chicago Board Options Exchange SPX Volatility Index (VIX Index) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Class B mall is a non-dominant competitor in its trading area. Tenant sales are typically less than $400 per square foot.

CNY/CNH are the different currency symbols in the Chinese Monetary Policy. CNY is the currency symbol traded onshore (mainland China) and CNH is the currency symbol traded outside of China.

Earnings Growth is the annual rate of growth earnings from investments.

FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide.

FTSE EPRA/NAREIT Global ex US Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

Source: FTSE the funds or securities referred to herein are not sponsored, endorsed, or promoted by the index

Disclosures and Definitions (Continued)

providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds.

Ibovespa Index is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange.

The Institute of Supply Management (ISM) Manufacturing Purchasing Managers Index (PMI) Report on Business is based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

Markit Eurozone Manufacturing PMI measures the performance of the manufacturing sector and is derived from a survey of 600 industrial companies.

MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets.

MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

MSCI REIT (RMS) Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

MSCI World Index is a free float-adjusted market cap weighted index that is designed to measure the equity market performance of developed markets.

Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Net Lease is a provision that requires the tenant to pay a portion or all of the taxes, fees and maintenance costs for the property in addition to rent.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings — earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

S&P 500® Index is a total return, float-adjusted market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends.

S&P Developed Ex-U.S. Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies

Disclosures and Definitions (Continued)

included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

S&P 500® Telecommunications Services Index comprises those companies included in the S&P 500® that are classified as members of the GICS telecommunications services sector.

S&P 500® Utilities Index comprises those companies included in the S&P 500® that are classified as members of the GICS utilities sector.

The S&P 500® Index, the S&P 500® Telecommunications Services Index, the S&P Developed Ex-U.S. Property Index, and the S&P Global Infrastructure Index (the “Indices”) are products of S&P Dow Jones Indices LLC and have been licensed for use by Alpine Woods Capital Investors, LLC. Copyright © 2015 by S&P Dow Jones Indices LLC. All rights reserved. Redistribution or reproductions in whole or in part are prohibited without written the permission of S&P Dow Jones Indices LLC. S&P Dow Jones Indices LLC, its affiliates, and third party licensors make no representation or warranty, express or implied, with respect to the Index and none of such parties shall have any liability for any errors, omissions, or interruptions in the Index or the data included therein.

Tier 1 Cities represent the most developed areas of China with the most affluent and sophisticated consumers. They are also considered to be the center of main economic activity.

Tier 2 Cities represent less developed areas of China than Tier 1 cities.

An investor cannot invest directly in an index.

Equity Manager Reports

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine Emerging Markets Real Estate Fund

Alpine Global Infrastructure Fund

Alpine Global Realty Growth & Income Fund

Alpine International Real Estate Equity Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine International Real Estate Equity Fund — Institutional Class	-4.70%	-4.28%	1.08%	-3.81%	4.41%
Alpine International Real Estate Equity Fund — Class A (Without Load)	-4.99%	-4.55%	N/A	N/A	3.07%
Alpine International Real Estate Equity Fund — Class A (With Load)	-10.22%	-6.34%	N/A	N/A	1.88%
FTSE EPRA/NAREIT Global Ex-U.S. Index(2)	1.71%	0.61%	6.28%	N/A	N/A
MSCI EAFE Index	-3.23%	-1.31%	4.99%	1.22%	4.14%
Lipper International Real Estate Funds Average(3)	-2.33%	0.29%	6.82%	-0.11%	4.41%
Lipper International Real Estate Funds Ranking(3)	42/52	42/43	40/40	18/18	1/1
Gross Expense Ratio (Institutional Class): 1.45%(4)
Net Expense Ratio (Institutional Class): 1.40%(4)
Gross Expense Ratio (Class A): 1.70%(4)
Net Expense Ratio (Class A): 1.65%(4)

(1)	Institutional Class shares commenced on February 1, 1989 and Class A shares commenced on December 30, 2011. Returns for indices are since February 1, 1989.
(2)	Index commenced on October 31, 2008.
(3)	The since inception data represents the period beginning February 2, 1989 (Institutional Class only).
(4)	As disclosed in the prospectus supplement dated April 4, 2016 to the prospectus dated February 29, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

FTSE EPRA/NAREIT Global ex US Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States. MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global ex-U.S. Index, the MSCI EAFE Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper International Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine International Real Estate Equity Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine International Real Estate Equity Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	South Asian Real Estate PLC	3.86%
2.	Kenedix, Inc.	3.41%
3.	Regus PLC	3.40%
4.	China Resources Land, Ltd.	3.35%
5.	Dalata Hotel Group PLC	3.31%
6.	Ichigo, Inc.	3.22%
7.	Hulic Co., Ltd.	2.93%
8.	The Phoenix Mills, Ltd.	2.83%
9.	JM AB	2.69%
10.	TerraForm Power, Inc.-Class A	2.59%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine International Real Estate Equity Fund (Continued)

Commentary

Dear Shareholders:

We present below the annual results for the Alpine International Real Estate Equity Fund. For the fiscal year ended October 31, 2016, the closing net asset value (NAV) was $19.46 per share, representing a total return of -4.70%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Global Ex-U.S. Real Estate Index, returned 1.71% over the same period. In the context of broader equity markets, the MSCI EAFE Index produced a total return of -3.23%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Over the past 12 months international real estate equity returns underperformed global markets in the face of a series of geopolitical shocks and macroeconomic headwinds. The equities market appeared to weather the first Federal Reserve (the Fed) rate hike in December but subsequently came under extreme pressure in the initial weeks of 2016 as economic uncertainties related to China, a steep sell off in most commodities, confusion over the implementation of negative interest rates in Japan, recession fears in the United States, and acute moves in foreign exchange (FX) weighed on investor sentiment. However the negativity proved to be premature and markets rallied from their lows as oil and other commodities snapped back, the U.S. dollar (USD) weakened against most currencies, China fears receded and central banks again stepped into the breach. In June 2016, the unexpected outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union (EU), was the next major inflection point during the year. Polls and betting markets — as well as the rapid appreciation in the British pound — were overwhelmingly foreshadowing a victory for the “remain” vote. While markets were certainly surprised by the outcome, there would be no systemic risk to follow. Global yield curves flattened abruptly and the total amount of negative interest rate bonds soared to unprecedented levels. As could be expected, U.K. and European real estate securities were hit hard on the news, as was the pound, yet most other real estate stocks rallied sharply again as they quickly reclaimed their position as beneficiaries of the search for yield in a “lower for longer” mindset.

However, as the summer ended, resiliency of international real estate stocks was put to the test yet again, prompted by ambiguous communications from central banks and the read across to interest rates, inflation and growth. The Fed remained on hold in September although increasing dissension and mixed messages provoked uncertainty globally. The European Central Bank (ECB) aggressively added to its stimulus program over the summer but at its September meeting made a clumsy reference to timing of a potential taper in its purchases and the Bank of Japan’s (BoJ) confusing guidance regarding negative interest rates and implementing “yield curve control” by anchoring 10-year yields forced investors to think out loud whether markets might be approaching an overall inflection point in the effectiveness of central bank policy measures going forward. As a result, just days before an historical election in the United States, a very volatile fiscal year came to a close with global yields increasing and the reflexive sell off of interest rate sensitive companies continued.

Portfolio Overview

At fiscal year end, the top 10 positions accounted for 31.59% of the portfolio versus 34.87% six months ago, as three companies fell out of the top 10: Invincible Investment, Mitsui Fudosan and Nexity and were replaced by Phoenix Mills, JM and TerraForm Power. Other notable adjustments to the portfolio included establishing a position in Ichigo Hotel Real Estate Investment Trust (REIT) and Seibu in Japan and reducing exposure to select Association of Southeast Nations (ASEAN) exposure including SM Prime in the Philippines as well as Central Pattana and Minor International in Thailand.

The Fund’s country allocations adjusted during the period as our assessment of the macro conditions, stock valuations, investment opportunities and risks continued to evolve. During the period under review the Fund’s largest allocation was to Japan. While the economic data out of Japan has not met expectations, we continue to be encouraged by the recovery in real estate fundamentals and the potential tailwind from policy initiatives. The position in the U.K. was significantly reduced due to the late-cyclicality of the London office market as well as the negative implications of Brexit. The portfolio remains overweight India and we are very constructive on the long term prospects for the overall economy as well as its real estate sector. The passage of a real estate reform bill by the Indian parliament in March 2016 requiring developers to hold 70% of pre-sales cash flow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. However, the recent demonetization policy, while a necessary move for the long term could likely dampen demand for land and real estate in the near term. The Fund’s position in China and Hong Kong was decreased despite evidence of strong sale volume and pricing data coming out of Tier 1 and 2

Alpine International Real Estate Equity Fund (Continued)

markets on the mainland. Doubts over the sustainability of the strength in the physical market and concerns over growing intervention, particularly in Tier 1 markets, by the Chinese government have led us to be more defensive in our China allocation. The position in Brazil was modestly increased in light of the political shift, more appropriate fiscal stance and the strengthening currency. The fund maintained significant underweights to the Australian, Canadian and South African markets due to the macroeconomic outlook, specifically commodity prices, as well as instability in the currencies. Finally the Fund hedged its currency exposure to the yen, euro and pound. The currency hedging mitigated the overall negative impact of currency on the portfolio.

The top five contributors to the Fund’s performance over the period under discussion were Ichigo, Inc., Direcional Engenharia, General Shopping, Kenedix, Inc.and Nexity.

•	Ichigo, Inc. is a Japanese real estate asset manager with an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its Japanese real estate investment trusts (JREIT) and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	Direcional Engenharia is a Brazilian homebuilder focusing on low-income developments. The impeachment of President Dilma Rousseff lifted the overall market in Brazil but the company outperformed due to its attractive valuation as well as the fact that demand for its developments have been relatively inelastic due to government policies supporting economic housing.

•	General Shopping is an owner and operator of malls and retail outlets with a focus on mid-income consumers in Brazil. In spite of its strong asset base and resilient operating metrics, the shares have been weighted down historically by its capital structure (specifically the USD denominated perpetual bonds). Management is in the process of deleveraging the balance sheet through asset sales and a voluntary exchange offer for the perpetual bonds. The political shift in Brazil has provided tailwind as well.

•	Kenedix Inc. is among the largest of the independent real estate asset managers in Japan with six affiliated REITs. Performance was underpinned by growth in its underlying asset management business, accelerated capital recycling through sales to and listing of its JREITs and entering new high growth areas such as hotels and infrastructure.

•	Nexity an integrated real estate company in France, is a market leader in residential development with a strong backlog pipeline and steadily improving margin outlook. Current low mortgage rates and market-friendly tax incentives provided a tailwind for recovering demand.

The top five negative contributors to the Fund’s performance for the fiscal year ended October 31 were Regus PLC, Great Portland, Mitsui Fudosan, British Land and Savills.

•	Regus PLC is the world’s largest operator of business centers offering temporary office rental space. Following a period of strong performance the stock lagged in the market sell off due to concerns that growth in the mature business was slowing.

•	Great Portland Estate is a U.K. REIT which develops, owns and operates assets predominately located in the West End of London. While the company has a very strong management team that positioned the company quite well for the cyclicality in market, concerns over the maturity of the real estate cycle in London and the shock of the Brexit vote have derated the shares. In addition, the pound depreciated considerably during the period.

•	Mitsui Fudosan is one of the largest Japanese real estate developers. Despite solid operating metrics and good visibility on its development pipeline the company underperformed due primarily to the expected office supply response in 2018 and the perception that the ability of the BoJ to support the asset reflation theme in Japan had diminished significantly.

•	British Land is a REIT which develops, owns and operates commercial assets in the U.K. Mounting concerns over the real estate cycle in London reaching a mature stage and the Brexit vote have derated the shares. In addition, the pound depreciated considerably during the period.

•	Savills is a real estate services company with a broad global footprint. Although its diversified business model should provide a buffer for the shares the Brexit outcome, pound weakness and exposure to the residential agency business in the U.K. weighed on performance.

Outlook

The British economist John Maynard Keynes, known famously for his eponymous views on the role of aggregate demand, is often referenced for a quote that most likely he never said, “When the facts change, I change my mind.” The remark’s doubtful provenance does not in any way dilute its relevance in the current investment landscape — which in many ways could be characterized as fast approaching a crucial inflection point. Prior to the unexpected outcome of the U.S. presidential election the consensus positioning in the market was for an underwhelming cyclical recovery as the

Alpine International Real Estate Equity Fund (Continued)

global economy staggered a tentative path upward guided by the monetary hand of central banks. While the belief in — and credibility of — G7 central banks’ ability to drive growth through monetary policy was nearing its limits and the ability of fiscal policy to bear the weight of the recovery was hotly debated well in advance of the election, the global economy was still very much in the “new normal/lower for longer” mindset. Inflation expectations were already creeping up and a Fed hike in December 2016 was largely priced in to the market, but investors were not positioned for the repercussions of a Donald Trump victory. With a Trump election the facts, for the most part, have changed and as we look forward at the prospects for 2017 we could very well see on the horizon an abrupt shift to an “old normal/lower no longer” mindset. The focus now has abruptly turned to the impact of boosting fiscal spending, tax reform/repatriation and deregulation. The adjustment in sentiment has been swift as markets seized on the pro-growth agenda put forward by President-elect Trump by shifting focus away from low-flation and monetary policy themes toward reflation and potential fiscal policy beneficiaries.

So where does the Fed’s dot plot go from here? Does a fiscal impulse in the United States perform some of the heavy lifting with respect to inflation and FX that central banks were straining to achieve? What risk do higher bond yields pose to lower-growth economies? These are just a few of the questions that must be top of mind for all central bankers as they ponder how to react now that the facts have changed. The Fed is expected to raise rates in December 2016 and markets are currently anticipating two increases in 2017. However, until the new administration’s economic policies are enacted it is difficult to say with any conviction where U.S. rates will end up, especially considering that President-elect Trump is poised to fill two vacant positions on the Fed’s Board of Governors, and not to mention that Fed Chair Janet Yellen’s and Fed Vice Chair Stanley Fischer’s terms expire at the beginning of 2018. The Bank of England did not waste any time in cutting rates after the Brexit vote and appears to be ready to do more when/if required. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with considerable fiscal policy now that the Upper House elections have passed. So this leaves all eyes on the ECB’s December meeting as Mario Draghi finds himself in the role of symbolic tiebreaker between the Fed’s tightening impulse and the BoJ’s loose policy stance. The Chinese government’s efforts to stabilize its economy appear to have reigned in concerns over growth for the time being, but questions remain as to the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC). Policy tightening has reemerged, dominating sentiment toward China as interbank rates have spiked and measures supporting housing demand have been pared back significantly. Labeling China a currency manipulator and threats of a trade war from the incoming Trump administration could certainly test the boundary between anti-globalization rhetoric and political pragmatism. Periodic volatility in the outlook for China could reverberate through global markets and remain one of the dominant drivers of macro instability; however we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

Leading up to the U.S. presidential election emerging market (EM) equities in general had outperformed developed markets and flows had quietly resumed to an asset class that remains under the radar of most market participants. Once the Trump victory was secured EM assets traded down as investors likely had a sense of déjà vu of the May 2013 “taper tantrum”. Currencies, especially the Mexican peso, were hit hard. Yields increased as bond traders priced in a new reality of higher rates, inflation premia and deficits. While the velocity of the move resembled the taper tantrum, the “Trump tantrum” analogue is otherwise misplaced in our view and core interest rates should stabilize over time, albeit at higher levels. First of all, current yields are still hovering near levels seen a year ago (the 10-year Treasury yielded 2.3% in December 2015). Secondly, the 2013 sell-off was motivated by a resetting of real rates as inflation expectations were actually falling at that time. While interest rates have increased recently, inflation expectations have shot up as well. The final important difference is that, in contrast to May 2013, many emerging economies have healthy external balances, improving growth prospects and more attractive equity valuations. It bears noting that in the most recent World Economic Outlook Update, the International Monetary Fund (IMF) reduced its global growth forecast yet again over Brexit concerns, but for the first time in five years it raised its expectation for EM growth (expected to account for more than 75% of projected world growth in 2016). A growing U.S. economy has historically been supportive for EM economies absent trade protectionism and a sharp overshoot of USD These issues remain as key risks, but until we see a clear and actionable policy direction from the incoming Trump administration we think it premature to change our constructive medium-term outlook for EMs.

So as the facts are changing what could change in the outlook for international real estate equities? A pro-growth U.S. agenda, reflationary policies and moderate increasing of interest rates have generally been supportive for real estate returns on an historical basis, but a maturing cycle increases downside risks. In Japan the developers could benefit from the potential increase in inflation expectations while the JREITs could give back

Alpine International Real Estate Equity Fund (Continued)

some of their NAV premium as negative interest rates and yield spreads become less of a factor. There was a significant sell down of U.K. REITs after the Brexit vote and they have been trading at steep discounts to NAV. Until there is more clarity on negotiations with the EU we would expect those discounts can hold as NAVs could come under further pressure. The European markets could see a ramp up in volatility due to pending political outcomes and the potential impact of increasing rates in a low growth environment. The ECB’s December meeting could provide support to the sector if it maintains its quantitative easing (QE) program. Finally, in Australia, where REITs have shown sensitivity to the recent bond sell off, there could be a deceleration in earnings growth in 2017 but this could largely be reflected in current valuations.

There will likely be wide dispersion and volatility of returns by geography and sector as balance sheet sensitivity to rising rates and relative earnings growth could be important drivers of share performance. Those companies with more defensive, bond proxy characteristics could lag, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal impulse and reflationary backdrop could provide a tailwind for this view. Rising rates have tended to be headwinds for defensive stocks with premium valuations and lower growth rates, but reinforce our long-held preference for companies with attractive valuations, visible cash flow growth and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from mergers and acquisitions (M&A) as divergent valuations, abundant financing, and the market’s emphasis on growth could drive consolidation.

Political uncertainty, a strong U.S. dollar and rising inflation expectations, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Capital values in certain markets could be at risk as funding becomes more expensive. Risks in the European banking system, particularly in Italy, have been amplified recently and could roil markets if not addressed in a timely and comprehensive manner. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH and the impact on its capital account must be carefully monitored. Geopolitical risks and uncertainty surrounding the mechanics of Brexit could add to volatility in asset markets. The referendum in Italy in December and elections in France, Germany and the Netherlands in 2017 could represent further challenges for the Eurozone outlook. And finally perhaps the most important wild card in the outlook is uncertainty surrounding the political sea change in the United States and whether the new administration’s radical shift in the approach to stimulating the economy can unleash animal spirits and spur growth sustainably above recent trends.

Differentiation — whether in markets, asset types or growth models — should remain a dominant theme in portfolio construction. Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital.

We thank our shareholders for their interest and support.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Diversification does not assure a profit nor protect against loss in a declining market.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Alpine International Real Estate Equity Fund (Continued)

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. The Fund may also have to sell assets at inopportune times to

Alpine International Real Estate Equity Fund (Continued)

satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Operational Risk – Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Realty Income & Growth Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	10 Years	Since Inception(1)
Alpine Realty Income & Growth Fund — Institutional Class	5.15%	11.10%	11.72%	3.89%	11.03%
Alpine Realty Income & Growth Fund — Class A (Without Load)	4.90%	10.80%	N/A	N/A	11.53%
Alpine Realty Income & Growth Fund — Class A (With Load)	-0.88%	8.72%	N/A	N/A	10.23%
MSCI US REIT Index	6.81%	10.27%	11.39%	4.96%	10.82%
S&P 500® Index	4.51%	8.84%	13.57%	6.70%	5.10%
Lipper Real Estate Funds Average(2)	5.27%	9.44%	10.51%	4.33%	10.23%
Lipper Real Estate Funds Ranking(2)	124/265	14/231	17/207	94/132	13/47
Gross Expense Ratio (Institutional Class): 1.36%(3)
Net Expense Ratio (Institutional Class): 1.30%(3)
Gross Expense Ratio (Class A): 1.61%(3)
Net Expense Ratio (Class A): 1.55%(3)

(1)	Institutional Class shares commenced on December 29, 1998 and Class A shares commenced on December 30, 2011. Returns for indices are since December 29, 1998.
(2)	The since inception data represents the period beginning December 31, 1998 (Institutional Class only).
(3)	As disclosed in the prospectus supplement dated May 3, 2016 to the prospectus dated February 29, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is a total return, float-adjusted market capitalization weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. Total return indexes include reinvestments of all dividends. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The MSCI US REIT Index, the S&P 500® Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Realty Income & Growth Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Realty Income & Growth Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	Simon Property Group, Inc.	8.95%
2.	Boston Properties, Inc.	5.40%
3.	Public Storage	4.76%
4.	Alexandria Real Estate Equities, Inc.	4.73%
5.	Essex Property Trust, Inc.	4.58%
6.	Digital Realty Trust, Inc.	4.44%
7.	Prologis, Inc.	4.21%
8.	AvalonBay Communities, Inc.	3.96%
9.	Vornado Realty Trust	3.86%
10.	Equity Residential	3.81%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Realty Income & Growth Fund (Continued)

Commentary

Dear Shareholders:

We welcome the opportunity to report the results of the Alpine Realty Income & Growth Fund for the fiscal year ended October 31, 2016. During this past fiscal year, the Fund produced a total return of 5.15%, which compares to the 5.27% return of the Lipper Real Estate Funds Average, the 6.81% return of the MSCI U.S. REIT Index (the “RMS Index”), and the 4.51% return of the S&P 500® Index. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

At October 31, 2016, the Fund’s net asset value had increased to $22.11 from $22.00 twelve months prior. During this timeframe, the Fund paid four quarterly distributions of $0.1875 per share totaling $0.75 per share for the fiscal period and one long term gain distribution of $0.27 per share. Since its inception at $10.00 per share on December 29, 1998 through October 31, 2016, the Fund has delivered an annualized total return to shareholders of 11.03% which includes cumulative distributions of $18.00. The performance chart on page 15 presents the Fund’s returns for the latest one-year, three-year, five-year, ten-year, and since inception periods.

The past fiscal year was a turbulent time for investors in real estate securities, which was comprised of an initial period in 2016 of sharp decline, followed by an extended rally to new highs for the RMS Index, and then a reversal of fortunes through the last three months of the fiscal year. That rollercoaster of returns was exemplified by the RMS Index, which fell -9.16% from October 31, 2015 through February 11, 2016, before increasing 32.27% to a new high for the index on August 1st and then retreating -11.10% to end the fiscal period. In our view, the price volatility in the securities of real estate investment trusts (“REITs”) was multifaceted, driven by swings in investor sentiments with respect to global economic growth prospects and weakness in the energy, commodity, and manufacturing sectors; concerns about the potential impact on real estate valuations from rising long term interest rates; lack of confidence regarding future trends of revenue growth in certain property types and markets; and uncertainty about the political landscape domestically. In our opinion, that overall level of uncertainty drove investors on the margin, in the broader markets, to sell equities and seek safety in fixed income securities such as Treasuries and, in the REIT securities market, to favor higher yielding dividend opportunities available currently and be nervous about companies with earnings growth that would reflect positive economic trends and employment improvements in the future.

As a result, during the fiscal period, two of the best performing REIT subsectors were those perceived to be most defensive with above average dividend yields, namely the healthcare and net lease companies. The Fund’s purposeful underweighting in these two sectors — given their more bond-like characteristics — and our bias towards investment in companies positioned to capture near term economic potential from above average employment growth, demographic shifts, and innovation, accounted for the Fund’s underperformance relative to the RMS Index during the fiscal period. Interestingly, since the peak of the RMS Index on August 1st, and increasingly so since the November election, two of the worst performing subsectors in the REIT universe have been the same healthcare and net lease entities whose stocks have been most negatively impacted by the rise in long term interest rates as the 10-year Treasury rate has increased from 1.52% on August 1st to 1.83% on October 31st. and more rapidly to 2.36% as of November 18th.

The top contributors to the Fund’s performance during the latest fiscal year included two companies within the data center subsector, a laboratory/office owner and developer, a global industrial warehouse entity, and a healthcare REIT. The Fund’s data center REIT investments all produced total returns in excess of 30% during the period, as they experienced strong demand from cloud service providers rapidly building out their respective infrastructures as well as from network service and information technology entities and enterprises shifting their information technology to third party providers. Of the Fund’s four data center investments, Digital Realty Trust and CoreSite Realty provided the strongest contributions to Fund returns. Alexandria Real Estate Equities, the only publicly traded REIT focused on the life science industry, continued to execute on its value enhancing development pipeline of new facilities in top innovation cluster markets such as Cambridge, Massachusetts and the San Francisco Bay area. Prologis, the largest global warehouse REIT, capitalized upon strong demand trends fueled by e-commerce and modernization of companies’ distribution channels in a supply and demand environment that remains favorable to landlords. Lastly, the Fund’s performance benefitted from its holding in Ventas, Inc. whose diversified portfolio of predominantly private-pay senior living, medical office, and healthcare facilities delivered consistent results, relative insulation from the uncertainties in medical reimbursement revenues, and an above average dividend yield. Relative to the overall return of the RMS Index, some of the greatest positive attribution was provided by three data center investments, the aforementioned Digital Realty and

Alpine Realty Income & Growth Fund (Continued)

CoreSite Realty, as well as DuPont Fabros Technology; our significantly overweight position in Alexandria Real Estate Equities; and our long term investment in Equity Lifestyle Properties, a manufactured housing REIT with significant holdings in sunbelt and resort markets targeting seniors, that experienced strong operating performance in occupancies and revenue growth.

Holdings that underperformed REIT average returns and detracted from performance included two East Coast, central business district focused office companies and three regional shopping mall landlords. SL Green Realty and Vornado Realty Trust, two of the Fund’s largest office REIT positions with significant holdings in the New York City market, experienced stock price declines following predictions for office-using job growth, including that of financial services firms, which though positive represented a deceleration from the above-average trends of previous years. Notably however, so far since the U.S. presidential election, it appears that the market is speculating that future policy changes regarding financial regulations, and a higher interest rate environment more favorable to commercial banking, may positively impact space use demand from financial services firms. Also detracting from Fund performance during the period were the Fund’s investments in the regional shopping mall landlords, Simon Property Group, General Growth Properties, and CBL & Associates Properties, whose returns suffered on evidence of relatively stagnant consumer spending, which resulted in weaker retail sales trends and deceleration in the rental rate percentage increases from leasing activity to high single-digits from the mid-teens uplift that many landlords enjoyed during the previous years of the economic recovery that began in 2009. Relative to the overall return of the RMS Index, the securities that created the most impactful negative attribution to performance included the office REITs previously noted, SL Green and Vornado, as well as the Fund’s overweight position in another office owner and developer, the New York City, Boston, Washington, D.C. metro, and San Francisco focused Boston Properties. Also negatively impacting relative returns to the RMS Index were the Fund’s non-ownership or underweight of two companies that handily outperformed overall REIT averages, Realty Income Corporation and Equinix, Inc. Realty Income, the sector’s largest triple net lease entity, benefitted particularly in the first nine months of the fiscal period from low long term interest rates and investor flights to sectors perceived to be more defensive in an uncertain environment. Equinix, a global data center operator and owner, capitalized upon the same strong operating trends mentioned earlier that propelled the Fund’s four holdings in this subsector.

As we look toward 2017, it is apparent that the market currently believes the election of Donald Trump is a game changer, based on presumptions for likely corporate and individual tax rate cuts, regulatory rollbacks, and a more pro-business climate in general. Projections for the impact of fiscal stimulus measures, including infrastructure spending and tax relief, were quickly incorporated into higher inflationary expectations and resultant increases in long term interest rates. Quantifying the potential negative effects of any future measures of protectionism with respect to trade do not currently appear to be incorporated in the almost universal increases in projections of U.S. gross domestic product (GDP) growth trending towards the mid 2%’s from earlier concerns of potential further deceleration into the high 1%’s. In our view, the resolution of the U.S. presidential election could most benefit real estate fundamentals in the near term if corporate confidence increases and resultant business capital spending and hiring re-accelerates from what felt to be generally a “wait-and-see until after the election” stance.

Within the Fund, we continue to favor the companies which we believe have the highest potential for improvements in earnings, even if economic growth does not reaccelerate based upon the policies of the new administration. Indeed, it is difficult to forecast any immediate meaningful impact on real estate fundamentals in the early months of 2017. We believe it will be just too soon for those potential policy changes to quickly and meaningfully ripple through the economy, though shifts in investor optimism and/or concerns about the impact of higher long term interest rates on real estate valuations for the more bond-like REIT entities could be more impactful in the near term. Nevertheless, the companies we favor in this environment remain those that should be well positioned to capture the pockets of stronger near term economic potential by owning and/or developing/redeveloping assets in the areas that can benefit from above average employment growth, demographic shifts, and innovative technologies or by controlling “Class A” assets that should have the highest potential to maintain landlord pricing power. We believe that the companies with the highest odds for improvements in earnings and resultant dividend growth should be relative outperformers even if long term interest rates rise due to new fiscal policies and inflationary pressures. Additionally, we anticipate that we will continue to employ low levels of leverage both in the execution of the Fund’s strategy and to manage unexpected Fund flows. We look forward to providing an update on real estate trends and Fund performance at the end of the semi-annual period in April 2017.

Sincerely,

Robert W. Gadsden

Portfolio Manager

Alpine Realty Income & Growth Fund (Continued)

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Alpine Realty Income & Growth Fund (Continued)

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be difficult to sell, particularly during times of market turmoil. These illiquid assets may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities, However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Emerging Markets Real Estate Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)

	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Emerging Markets Real Estate Fund — Institutional Class	2.40%	-2.90%	1.84%	8.37%
Alpine Emerging Markets Real Estate Fund — Class A (Without Load)	2.20%	-3.13%	N/A	3.52%
Alpine Emerging Markets Real Estate Fund — Class A (With Load)	-3.39%	-4.94%	N/A	2.32%
FTSE EPRA/NAREIT Emerging Index(2)	9.32%	-0.55%	3.54%	10.92%
S&P Developed Ex-U.S. Property Index	1.84%	2.20%	8.24%	11.01%
MSCI Emerging Markets Index	9.27%	-2.05%	0.55%	8.52%
Lipper Global Real Estate Funds Average(3)	1.37%	4.45%	8.19%	10.97%
Lipper Global Real Estate Funds Ranking(3)	53/180	133/134	100/100	78/79
Gross Expense Ratio (Institutional Class): 2.97%(4)
Net Expense Ratio (Institutional Class): 1.35%(4)
Gross Expense Ratio (Class A): 3.22%(4)
Net Expense Ratio (Class A): 1.60%(4)

(1)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(2)	Index commenced on January 2, 2009.
(3)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(4)	As disclosed in the prospectus supplement dated May 3, 2016 to the prospectus dated February 29, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Developed Ex-U.S. Property Index is a total return index that defines and measures the investable universe of publicly traded property companies domiciled in developed countries outside of the U.S. The companies included are engaged in real estate related activities, such as property ownership, management, development, rental and investment. Total return indexes include reinvestments of all dividends. FTSE EPRA/NAREIT Emerging Index is a total return index, designed to track the performance of listed real estate companies and REITS in emerging markets. MSCI Emerging Markets Index is a total return, free-float adjusted market capitalization weighted index that is designed to measure the equity market performance in the global emerging markets. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Emerging Index, the S&P Developed Ex-U.S. Property Index, the MSCI Emerging Markets Index and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Emerging Markets Real Estate Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Emerging Markets Real Estate Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Emerging Markets Real Estate Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	China Overseas Land & Investment, Ltd.	6.62%
2.	China Resources Land, Ltd.	4.42%
3.	Longfor Properties Co., Ltd.	3.01%
4.	Ayala Land, Inc.	2.93%
5.	Emaar Properties PJSC	2.87%
6.	Fibra Uno Administracion SA de CV	2.64%
7.	BR Malls Participacoes SA	2.21%
8.	Redefine Properties, Ltd.	2.16%
9.	KWG Property Holding, Ltd.	2.05%
10.	Oberoi Realty, Ltd.-Macquarie Bank, Ltd.	2.04%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Emerging Markets Real Estate Fund (Continued)

Commentary

Dear Shareholders:

We present below the annual results for the Alpine Emerging Markets Real Estate Fund. For the fiscal year ended October 31, 2016, the Fund’s closing net asset value (NAV) was $14.60 per share, representing a total return of 2.40%. The Fund’s benchmark index, the FTSE EPRA/NAREIT Emerging Index returned 9.32% over the same period. Over that same time frame the MSCI Emerging Market Index finished with a total return of 9.27% and the S&P Developed Ex-U.S. Property Total Return Index returned 1.84%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Performance Drivers

Over the past 12 months emerging market (EM) real estate equity returns outperformed the MSCI World Index and the developed market real estate indices due primarily to a strong recovery in China and a rebound in commodity prices which managed to offset a series of geopolitical shocks and macroeconomic headwinds. The equities were under pressure leading up to the first interest rate hike in December by the Federal Reserve (Fed), but showed resilience into calendar-year end. However, markets subsequently came under extreme pressure in the initial weeks of 2016 as economic uncertainties related to China, a steep sell off across the commodity markets, recession fears in the United States, and acute moves in foreign exchange (FX) weighed on investor sentiment. The negativity proved to be premature and markets rallied from their lows as oil and other commodities snapped back, the U.S. dollar USD weakened against most currencies, China fears receded and central banks again stepped in to soothe nervous investors, which collectively underpinned a reacceleration of net portfolio flows into EM. In June, the unexpected outcome of the “Brexit” referendum, in which citizens of the United Kingdom voted in favor of leaving the European Union (EU), was the next major inflection point for developed markets, but proved to be merely anecdotal for EM performance and flows. EMs continued to rally after the Brexit vote as global yield curves flattened abruptly and the total amount of negative interest rate bonds soared to unprecedented levels.

However, as the summer ended, sentiment surrounding EM real estate was put to the test yet again, prompted by ambiguous communications from central banks, a slowdown in expected stimulus from China and the read across to interest rates, inflation and growth. The Fed remained on hold in September although increasing dissension and mixed messages provoked uncertainty globally. The European Central Bank (ECB) aggressively added to its stimulus program over the summer but at its September meeting made a clumsy reference to timing of a potential taper in its purchases and the Bank of Japan’s (BoJ) puzzling guidance regarding negative interest rates and implementing “yield curve control,” by anchoring 10-year Treasury yields, forced investors to think out loud whether markets might be approaching an overall inflection point in the effectiveness of central bank policy measures going forward. Despite the volatility the year turned out to be a period of recovery and stabilization for many emerging economies. For the most part we most likely have seen an inflection point in five consecutive years of earnings declines, positive macro adjustments such as leverage ratios and current accounts have become more sustainable and overall growth improved. It bears noting that in the most recent World Economic Outlook Update the International Monetary Fund (IMF) reduced its global growth forecast yet again over Brexit concerns, but for the first time in five years raised its expectation for EM growth. It expects EM growth to account for more than 75% of projected world growth in 2016. The year ended just a week before the surprise outcome of the U.S. presidential elections, which quickly presented investors in emerging economies with a whole new set of opportunities and challenges.

Portfolio Analysis

The underperformance of the Fund during the period was driven primarily by exposure to Hong Kong/China and Mexico. The net cash position of the Fund presented a further drag to performance. The allocations to Brazil, Indonesia and India represented positive contributions to performance on an absolute return basis. As of the fiscal year end, the top 10 positions accounted for 30.95% of the portfolio versus 39.30% for the prior fiscal year due to a reduction in the China exposure and a material shift in the composition of the top 10. The top allocations shifted as five companies: China Vanke, Dalian Wanda, SM Prime, DLF, Ltd.and Global Logistic Properties were reduced in favor of Longfor, BR Malls, Redefine, KWG and Oberoi.

The Fund’s country allocations adjusted during the period as our assessment of the macro conditions, stock valuations, investment opportunities and risks continued to evolve. The Fund’s largest allocation during the fiscal year was to China/Hong Kong but was reduced during the period despite evidence of strong sale volume and pricing data coming out of Tier 1 and 2 markets on the mainland.

Alpine Emerging Markets Real Estate Fund (Continued)

Doubts over the sustainability of the strength in the physical market and concerns over growing intervention, particularly in Tier 1 markets, by the government have led us to be more defensive in our China allocation. The portfolio remains overweight India as compared to the benchmark and we are very constructive on the long term prospects for the overall economy as well as its real estate sector. Passage of a real estate reform bill in March 2016 requiring developers to hold 70% of pre-sales cash flow in an escrow account until project completion should inject a higher degree of confidence into the overall market while creating substantial barriers to entry for undercapitalized developers. However, the recent demonetization policy, while a necessary move for the long term could likely dampen demand for land and real estate in the near term. The Fund’s position in Brazil was increased in light of the political shift, more appropriate fiscal stance and the strengthening currency. The Fund’s position in Mexico was reduced due to political/trade uncertainty and a weakening currency. The Fund maintained significant underweight positions as compared to the benchmark to the Malaysian and South African markets due to the macroeconomic outlook, specifically commodity pricing, as well as instability in the currencies. Finally, the Fund hedged its currency exposure to the euro and pound.

The top five contributors to the Fund’s absolute performance over the fiscal year based on contribution to total return were BR Malls, SM Prime, DLF, Ltd., Pakwon Jati and Guangzhou R&F.

•	BR Malls is the largest shopping center company in Brazil. The impeachment process and subsequent change in leadership in Brazil has been a positive for the overall market as expectations for a more disciplined fiscal policy and interest rate cuts have drawn investor flows into the country. The company could be positioned to benefit from the expected interest rate cuts and consolidation of the segment. BR Malls’s operating metrics such as leasing spreads and occupancy levels have outpaced the deterioration in the broader economy and further supported the shares.

•	SM Prime is the largest owner operator of shopping malls in the Philippines and has a growing presence in China. The shares rallied following the Duterte election and returns were further supported by strong fundamentals, market expectations for REIT legislation and two potential reclamation projects in Manila.

•	DLF, Ltd. is one of the largest developers and operators of real estate in India. The development business has been slow to recover as residential sales remain sluggish but the near-term potential to unlock the value in its rental portfolio and to de-lever its balance sheet have driven returns.

•	Pakwon Jati is a mixed-use developer and landlord in Indonesia. The real estate sector has benefitted in general from the tax amnesty a reduction in mortgage rates and early evidence of a recovery in pre-sales volumes. At the company level, its leadership position in the expansion of investment properties has resulted in lower gearing, higher margins and return-on-equity, and steadier cash flows than its peers.

•	Guangzhou R&F is a Pearl River Delta based Chinese property owner and developer. The shares rallied along with the overall market on policy support, but it was management’s ability to significantly reduce its funding costs through China’s onshore bond market and the payment of a double-digit dividend yield which drove the outperformance.

The top five negative contributors to the Fund’s absolute performance for the fiscal year ended October 31 based on contribution to total return were Global Logistic Properties, Shimao Property, Sino Ocean Group, Lippo Cikarang and China Evergrande.

•	Global Logistic Properties is a fund manager, developer and owner of logistics facilities in China, Japan, Brazil and the U.S. Evidence of a softening leasing environment, supply concerns driving a deceleration in development starts in China and exposure to a volatile Renminbi (RMB) dampened the outlook for the shares. Recent headlines regarding a consortium looking to bid for the company have been officially denied it remains to be seen what intentions its largest shareholder, GIC, has for the company.

•	Shimao Property is a Shanghai-based developer of residential projects as well as commercial assets. Despite a cheap relative valuation its slower sales progress, margin erosion and related party debt exposure have weighed on share performance.

•	Sino Ocean Group is a mixed-use developer operating primarily in the north of China. The company was penalized for missing its sales targets and for its conservative sales outlook in 2016. The entry of Anbang as a majority investor has deepened concerns over fragmented ownership. The company intends to continue optimizing its balance sheet and to list its property management arm in the near future.

•	Lippo Cikarang is a residential and industrial land developer in Indonesia. Though the shares are trading at very attractive levels the company revised down its

Alpine Emerging Markets Real Estate Fund (Continued)

FY 2016 marketing sales guidance due to timing on project launches. The company recently announced joint venture agreements with two Chinese companies to develop an “Indonesia-Shenzhen Industrial Estate” which could be transformative for the business.

•	China Evergrande, is a large-scale residential developer focusing primarily in lower tier markets across China. While the company has posted market-leading sales volumes it has driven its debt levels to even more unsustainable levels. Management is addressing the debt issue by floating the possibility of a restructuring and/or an A share listing, which the market has not embraced. Evergrande has further confused the market by accumulating a 14% stake in rival builder China Vanke through open market purchases.

Outlook

The British economist John Maynard Keynes, known famously for his eponymous views on the role of aggregate demand, is often referenced for a quote that most likely he never said, “When the facts change, I change my mind.” The remark’s doubtful provenance does not in any way dilute its relevance in the current investment landscape — which in many ways could be characterized as fast approaching a crucial inflection point. Prior to the unexpected outcome of the U.S. presidential election, the consensus positioning in the market was for an underwhelming cyclical recovery as the global economy staggered a tentative path upward guided by the monetary hand of central banks. While the belief in — and credibility of — G7 central banks’ ability to drive growth through monetary policy was nearing its limits and the ability of fiscal policy to bear the weight of the recovery was hotly debated well in advance of the election, the global economy was still very much in the “new normal/lower for longer” mindset. Inflation expectations were already creeping up and a Fed hike in December 2016 was largely priced in to the market, but investors were not positioned for the repercussions of a Donald Trump victory. With a Trump election the facts, for the most part, have changed, and as we look forward at the prospects for 2017, we could very well see on the horizon an abrupt shift to an “old normal/lower no longer” mindset. The focus now has abruptly turned to the impact of boosting fiscal spending, tax reform/repatriation and deregulation. The adjustment in sentiment has been swift as markets seized on the pro-growth agenda put forward by President-elect Trump by shifting focus away from low-flation and monetary policy themes toward reflation and potential fiscal policy beneficiaries. So as the facts are changing what might the impact be on the outlook for EM real estate equities?

Leading up to the U.S. presidential election, EM equities in general had outperformed developed markets and flows had quietly resumed to an asset class that remains under the radar of most market participants. Once the Trump victory was secured EM assets traded down as investors likely had a sense of déjà vu of the May 2013 taper tantrum. Currencies, especially the Mexican peso, were hit hard. Yields increased as bond traders priced in a new reality of higher interest rates, inflation premia and government budget deficits. While the velocity of the move resembled the taper tantrum, the “Trump tantrum” analogue is otherwise misplaced in our view and core rates should stabilize over time. First of all, current yields are still hovering near levels seen a year ago (the 10-year Treasury yield was 2.3% in December 2015). Secondly, the 2013 sell-off was motivated by a resetting of real rates as inflation expectations were actually falling at that time. While rates have increased recently, inflation expectations have shot up as well. The final important difference is that, in contrast to May 2013, many emerging economies have healthy external balances, improving growth prospects and more attractive equity valuations. A growing U.S. economy has historically been supportive for EM economies absent trade protectionism and a sharp overshoot of USD (and the collateral damage to the Chinese yuan). These issues remain as key risks but could be offset by a cyclical growth pick up, as well as a greater focus on fiscal stimulus and infrastructure spending. Until we move beyond Trump’s honeymoon period and begin to see a clear and actionable policy direction from the incoming administration we think it premature to change our constructive medium-term outlook for EMs.

So where does the Fed’s dot plot go from here? Does a fiscal impulse in the U.S. perform some of the heavy lifting with respect to inflation and FX that central banks were straining to achieve? What risk do higher bond yields pose to lower-growth economies? These are just a few of the questions that must be top of mind for all central bankers as they ponder how to react now that the facts have changed. The Fed is expected to raise interest rates in December 2016 and markets are currently anticipating two interest rate increases in 2017. However, until the new administration’s economic policies are enacted it is difficult to say with any conviction where U.S. rates will end up, especially considering the president-elect is poised to fill two vacant positions on the Fed’s Board of Governors, and not to mention that Fed Chair Janet Yellen’s and Fed Vice Chair Stanley Fischer’s terms expire at the beginning of 2018. No matter what the ultimate composition, the Fed is likely to remain extremely conscious of feedback loops between rates, inflation and a strong U.S. dollar. The Bank of England did not waste any time in cutting rates after the Brexit vote and appears to be ready to do more when/if

Alpine Emerging Markets Real Estate Fund (Continued)

required. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with considerable fiscal policy now that the Upper House elections have passed. So this leaves all eyes on the ECB’s December meeting, as Mario Draghi finds himself in the role of symbolic tiebreaker between the Fed’s tightening impulse and the BoJ’s loose policy stance. The Chinese government’s efforts to stabilize its economy appear to have reigned in concerns over growth for the time being, but questions remain as to the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC). Policy tightening has reemerged, dominating sentiment toward China as interbank rates have spiked and measures supporting housing demand have been pared back significantly. Labeling China a currency manipulator and threats of a trade war from the incoming Trump administration could certainly test the boundary between anti-globalization rhetoric and political pragmatism. Periodic volatility in the outlook for China could reverberate through markets and remains one of the dominant drivers of macro instability; however we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures.

Political uncertainty, a strong U.S. dollar and rising inflation expectations, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Capital values in certain markets could be at risk if funding becomes more expensive. There will likely be wide dispersion and volatility of returns by geography and sector as balance sheet sensitivity to rising rates and relative earnings growth could be critical drivers of share performance. Risks in the European banking system, particularly in Italy, have been amplified recently and could roil markets if not addressed in a timely and comprehensive manner. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH and the impact on its capital account must be carefully monitored. Geopolitical risks and uncertainty surrounding the mechanics of Brexit could add to volatility in asset markets. The referendum in Italy in December and elections in France, Germany and the Netherlands in 2017 could represent further challenges for the Eurozone outlook and further stoke a revival of populism and anti-globalization. And finally perhaps the most important wild card in the outlook is uncertainty surrounding the political sea change in the U.S. and whether the new administration’s radical shift in the approach to stimulating a later cycle economy can unleash animal spirits and spur growth sustainably above recent trends or could it provide a foundation for a more stagflationary outcome.

In the current environment, differentiation — whether in markets, asset types or growth models — should remain a dominant theme in Alpine’s portfolio construction methodology. Accordingly, important indicators for our assessment of EM opportunities include: evidence of an inflection in earnings, supply/demand dynamics, volatility of commodity prices, potential trade tensions, the relative vulnerability to credit dislocations, and the success of implementation of structural reforms. Over the medium-term, many EM economies could underpin the ongoing recovery in global growth. As the developing countries strive to become deeper and more integrated, it is Alpine’s view that over time the emerging equity markets could increase substantially in absolute terms as more companies come public and eventually even surpass developed markets in terms of market capitalization. At the same time we expect growth differentials between EMs and developed markets to stabilize gradually, which could support a structural reallocation to EM equities. Dispersion of EM real estate equity returns across geographies and asset types could remain elevated, which is consistent with Alpine’s long-term view that the current macroeconomic climate could provide attractive opportunities for active management and stock selection. Ultimately, we could expect the drivers reinforcing the broader EM narrative in general and real estate equities specifically such as urbanization trends, demographics and the growth of the aspirational middle class to support a sustainable upward trend in demand over the long term.

Alpine’s Real Estate team carefully evaluates the risk/reward proposition of each position in the portfolio and monitors volatility carefully. The managers remain extremely selective in our approach to the markets and deploying capital. We thank our shareholders for their support and look forward to opportunities in the year to come.

Sincerely,

Joel E.D. Wells
Samuel A. Lieber
Portfolio Managers

Alpine Emerging Markets Real Estate Fund (Continued)

Diversification does not assure a profit nor protect against loss in a declining market.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

China Risk – China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Investments in Hong Kong listed securities may subject the Fund to exposure to Chinese companies.

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market

Alpine Emerging Markets Real Estate Fund (Continued)

movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Alpine Emerging Markets Real Estate Fund (Continued)

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Global Infrastructure Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
	1 Year	3 Years	5 Years	Since Inception(1)
Alpine Global Infrastructure Fund — Institutional Class	4.01%	1.92%	9.03%	13.00%
Alpine Global Infrastructure Fund — Class A (Without Load)	3.75%	1.65%	N/A	9.46%
Alpine Global Infrastructure Fund — Class A (With Load)	-1.97%	-0.25%	N/A	8.19%
S&P Global Infrastructure Index	6.27%	4.68%	7.59%	8.76%
MSCI All Country World Index	2.05%	3.21%	8.03%	9.51%
Lipper Global Infrastructure Funds Average(2)	4.49%	3.79%	8.04%	10.03%
Lipper Global Infrastructure Funds Ranking(2)	43/89	51/64	21/46	3/23
Gross Expense Ratio (Institutional Class): 1.28%(3)
Net Expense Ratio (Institutional Class): 1.20%(3)
Gross Expense Ratio (Class A): 1.53%(3)
Net Expense Ratio (Class A): 1.45%(3)

(1)	Institutional Class shares commenced on November 3, 2008 and Class A shares commenced on December 30, 2011. Returns for indices are since November 3, 2008.
(2)	The since inception data represents the period beginning November 6, 2008 (Institutional Class only).
(3)	As disclosed in the prospectus supplement dated May 3, 2016 to the prospectus dated February 29, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced. Returns for the Class A shares with sales charge reflect a maximum sales charge of 5.50%. Performance for the Class A shares without sales charges does not reflect this load.

S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. MSCI All Country World Index is a total return, free-float adjusted market capitalization weighted index that captures large- and mid-cap representation across 24 Developed and 21 Emerging Markets countries. With 2,483 constituents, the index covers approximately 85% of the global investable equity opportunity set. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Infrastructure Funds Average is an average of funds that limit their investments to a specific industry (e.g., transportation, retailing, or paper, etc.) or ones that have not been classified into an existing investment classification. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges”. The S&P Global Infrastructure Index, MSCI All Country World Index and the Lipper Global Infrastructure Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Infrastructure Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Infrastructure Fund reflects the deduction of fees for these value-added services. Lipper rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Global Infrastructure Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

The Fund’s past performance benefited significantly from Initial Public Offerings (“IPOs”) and Secondary Offerings of certain issuers. There is no assurance that the Fund can replicate this performance in the future. Additionally, there is no guarantee that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Infrastructure Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Enbridge, Inc.	2.58%
2.	Ferrovial SA	2.42%
3.	American Tower Corp.	2.39%
4.	Cosan Logistica SA	2.32%
5.	East Japan Railway Co.	2.21%
6.	Cellnex Telecom SAU	2.17%
7.	Veolia Environnement SA	2.13%
8.	DTE Energy Co.	2.11%
9.	Atlantia SpA	2.11%
10.	Crown Castle International Corp.	2.07%

*	Portfolio Distributions percentages are based on total investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings and sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Infrastructure Fund (Continued)

Commentary

Dear Shareholders:

For the fiscal year ended October 31, 2016, the Alpine Global Infrastructure Fund reported a 4.01% total return versus the S&P Global Infrastructure IndexTM, which had a total return of 6.27%. All references in this letter to the Fund’s performance relate to the performance of the Fund’s Institutional Class.

Economic Analysis

Global equities staged an impressive, albeit modest rally during the 12-month period ended October 31, 2016, climbing the proverbial “wall of worry.” It was far from a smooth ride, however, with the S&P 500 Index down 11% in the first 6 weeks of calendar year 2016 as concerns of a U.S. recession combined with a softening of macroeconomic indicators overseas. After recovering from this setback, global stocks faced a new challenge with the surprising outcome of the “Brexit” referendum, in which citizens of the U.K. voted in favor of leaving the European Union. While this also led to a brief panic-inspired selloff, investors once again generally shifted from risk aversion to risk seeking behavior as central banks banded together across the world to drive down interest rates and provide liquidity. While the volatility subsided, with the Chicago Board Options Exchange Volatility Index (VIX) declining from a peak of 28 in February to a trough of 11 in August 2016, investors were quite selective in where they chose to direct their funds. Stocks of regulated utilities and telecom services companies, known as “bond proxies” because their high dividend yields attract investors seeking income, performed quite well, with the S&P 500 Utilities Index up 17.11% and the S&P 500 Telecommunication Services Index up 10.75% for the 12-month period. Money flowed freely into emerging market stocks as well, with the Ibovespa Brasil Sau Paulo Stock Exchange Index up a whopping 71.85% in U.S. dollar (USD) terms, fueled in part by the prospect of a political regime change as a result of the impeachment of President Dilma Rousseff. Across the Atlantic, Europe struggled amidst fears that Brexit-inspired political change may put further pressure on the cohesion of the European Union. The MSCI Europe Index consequently declined by 6.68% in USD terms.

Portfolio Analysis

On a relative basis, the Fund’s construction sector holdings outperformed the benchmark due to its overweighting in the sector and the stocks within the sector outperforming the S&P Global Infrastructure

Index. The energy sector was the worst performing sector in the Fund. Of the six sectors that the Fund invests in, none of the sectors outperformed or underperformed by more than 1.5%.

We believe that the urbanization of emerging market countries will be an important driver of infrastructure development and spending. During the period, the Fund’s exposure to emerging markets continues to be overweight the benchmark.

The Fund also participated in a number of initial public offerings (IPOs,) that have contributed to the Fund’s total return. We cannot predict how long, if at all, these opportunities will continue to exist, but to the extent we consider IPOs to be attractively priced and available, the Fund will continue to participate in them.

The top five stocks contributing to the Fund’s absolute performance for the 12-month period ended October 31th 2016, based on contribution to total return were:

•	Rumo Logistica Operadora Mulitimodal (“Rumo”) SA is a railway concession operator in Brazil. The stock outperformed after it raised $2.6 billion Reals through an equity stock offering. This allowed the company to significantly reduce its leverage and alleviate liquidity concerns, leading to a significant rerating of the stock.

•	Cosan Logistica is a holding company whose sole asset is shares of Rumo (see above), hence the shares correlates strongly with Rumo. The stock currently trades at a significant discount to its net asset value.

•	Cia de Saneamento Basico do Estado de Sao Paulo (SABESP) collects, treats, and distributes water in Brazil. The stock outperformed as the drought in Brazil ended. In addition, SABESP benefitted from a broad stock market rally in Brazil noted above, as the new government under President Michel Temer was perceived to be more market friendly than the prior administration.

•	CCR manages highways in Brazil. The stock benefitted from falling interest rates in Brazil. In addition, CCR benefitted from a broad stock market rally in Brazil as President Dilma Rousseff was impeached.

•	Mastec is an Engineering and Construction company based in the United States. The company benefited from entering 2016 with a record backlog in its Oil &

Alpine Global Infrastructure Fund (Continued)

Gas segment. Additionally, Mastec successfully controlled its expenses and improved margins.

The five stocks that detracted most from the Fund’s performance over the same period, based on contribution to total return were:

•	The Williams Companies is a midstream company with an extensive network of natural gas and natural gas liquids infrastructure. The company experienced volatility primarily driven by lower commodity prices. This resulted in declining olefin fiber margins and the financial distress of a key customer, Chesapeake Energy. Investors also soured on the failed merger between Energy Transfer Equity and Williams.

•	Eutelsat is a global Satellite operator based in France. The stock underperformed as management slashed guidance as a result of declining emerging market revenue and prospects. This caught investors off guard as the company was supposed to have a low risk, contracted profile. We are no longer owners of the stock.

•	TravelCenters of America operates fuel and service infrastructure along the U.S. Interstate Highway System. The stock underperformed as investors were disappointed by lower fuel margins on a year-over-year basis. Fuel volumes also decreased as energy sector related trucking activity declined.

•	Ferrovial is global infrastructure operator and construction company based in Spain. We believe the stock underperformance was related to losses at its U.K. service business and “Brexit” concerns weighing on the value of its stake in the London Heathrow Airport.

•	Adani Ports and Special Economic Zone is an Indian port operator. The stock underperformed as investors became concerned with corporate governance and leverage, with an increase in loans to other Adani companies. This is despite port volumes continuing to be strong relative to other global port operators. We are no longer owners of the stock.

Summary and Outlook

As we look towards the balance of 2016, we see reasons for cautious optimism. While President-Elect Donald Trump is arguably a controversial figure, Republican control of both branches of Congress could secure him a mandate to deliver on his market-friendly economic proposals of cutting taxes, reducing non-entitlement and non-military spending, and increasing military and infrastructure spending. And the backdrop leading into Trump’s inauguration is tilting in a positive direction.

After five consecutive quarters of year-on-year earnings declines, the S&P 500 posted a year-over-year increase in earnings for the third quarter of 2016. In addition, the ISM Manufacturing PMI has spent 7 out of the last 8 months above 50, suggesting increased economic activity.

Europe also appears to be on the mend with the Markit Eurozone Manufacturing PMI remaining comfortably above 50 for all of calendar 2015 and 2016 through October 31st. Macroeconomic data suggest that the U.K.’s decision to leave the European Union is at least at the outset having less of an impact on European economies than was first feared. Even so, it is early days with the Pound down over 18% versus the U.S. dollar from June highs to October 2016 lows, and this deterioration in buying power is likely to be revealed in the months ahead. In late 2016, Italy will have a vote on constitutional reform. In 2017, France, the Netherlands and Germany will hold elections. Each event has the potential to dramatically alter the course of the “European project.” We have continued to hedge a portion of our Euro currency exposure during the period to partially help offset the Euro’s impact on the value of the Fund’s Euro-denominated holdings.

The Asia-Pacific region has been more mixed. China continues to juggle the competing demands of economic rebalancing and a growth slowdown. The Japanese economy continues to chug along and the Bank of Japan’s decision to normalize the yield curve as part of their ongoing quantitative easing policy has had an arguably positive impact on sentiment in the region. Due to the uncertainty of the Chinese Renminbi, we have hedged our exposure to the Hong Kong Dollar to help protect the Fund against a devaluation of the currency.

Finally, Brazil’s stock market has been having a banner year as investors look forward to the potential for meaningful political change. While there are still numerous headwinds with fiscal deficits and lingering inflation concerns, investor confidence appears to have increased.

We believe that there is an increased focus on infrastructure spending in the United States. The Fixing America’s Surface Transportation (FAST) Act was passed in December 2015. This $305 billion five-year bill focuses on repairing the highways and is the first long-term national transportation spending package to be passed in a decade.

In May 2016, the American Society of Civil Engineers published a report called “Failure to Act — Closing the Infrastructure Gap for America’s Economic Future.” In the report, they estimate that over the next 10 years the United States will have an investment funding gap of

Alpine Global Infrastructure Fund (Continued)

$1.1 trillion for its surface transportation. Included in the FAST Act, were several provisions that may be positive for the public private partnership (P3) market. According to a report by Moody’s, the P3 market in the United States “remains positioned to become one of the world’s largest.” For example, during 2015, the Port Authority of New York and New Jersey selected a private entity using a P3 model to rebuild, finance, maintain and operate the new Central Terminal Building at LaGuardia Airport.

The elections in the United States put a renewed focus on infrastructure. President-elect Trump mentioned infrastructure as a top priority in his acceptance speech, and he appears to believe that the country needs to rebuild its infrastructure and use the rebuilding as part of a fiscal stimulus for the economy. At this time it is unclear the total dollar amount of the infrastructure spending or how it will be funded. But in President-elect Trump’s proposal, he made it clear that he wants the private sector to be involved in the spending on infrastructure through public-private-partnerships, incentivizing private investment through tax credits.

Infrastructure was not only a focus on a national level, but also at the city and state level, as several infrastructure spending initiatives were included on local ballots. In Los Angeles, voters agreed to a half-cent sales tax increase to fund $120 billion in transportation infrastructure over the next forty years. In Seattle, voters passed a $54 billion proposal to expand public transportation across the region. Overall, at least 30 local or state ballot measures on public transportation have passed.

We believe the Fund should be well positioned to take advantage of any increase in global infrastructure spending. We continue to believe that the combination of urbanization, rising standards of living and population growth can propel infrastructure spending for decades to come. We will continue to adapt our investment approach as economic conditions change and look forward to discussing the portfolio and the prospects for the Fund in future communications. We appreciate your trust and investment in the Fund.

Sincerely,

Joshua E. Duitz

Portfolio Manager

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s

Alpine Global Infrastructure Fund (Continued)

emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Infrastructure-Related Investment Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs.

Alpine Global Infrastructure Fund (Continued)

In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine Global Realty Growth & Income Fund

Comparative Annualized Returns as of 10/31/16 (Unaudited)
Since Inception (11/3/2015)(1)(2)
Global Realty Growth & Income Fund — Institutional Class	-2.65%
FTSE EPRA/NAREIT Global Index	3.28%
Lipper Global Real Estate Average	1.14%
Lipper Global Real Estate Ranking	N/A(3)
Gross Expense Ratio (Institutional Class): 2.48%(4)
Net Expense Ratio (Institutional Class): 1.35%(4)

(1)	Not annualized.
(2)	Institutional Class shares commenced on November 3, 2015.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the supplement dated May 3, 2016 to the prospectus dated February 29, 2016.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

FTSE EPRA/NAREIT Global Index is a total return index that is designed to represent general trends in eligible real estate equities worldwide. The funds or securities referred to herein are not sponsored, endorsed, or promoted by the index providers, and the index providers bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship the index providers have with the licensee and any related funds. Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. The Lipper Global Real Estate Funds Average is an average of funds that invest at least 25% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The FTSE EPRA/NAREIT Global Index, and the Lipper Global Real Estate Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Real Estate Funds Average reflects fees charged by the underlying funds. The performance for the Alpine Global Realty Growth & Income Fund reflects the deduction of fees for these value added services. Investors cannot directly invest in an index.

Expense Ratios reflect the ratios reported in the Fund’s most recent prospectus (as supplemented). The Alpine Global Realty Growth & Income Fund has a contractual expense waiver that continues through April 1, 2017. Where a Fund’s gross and net expense ratios are the same for the period reported, the contractual expense reimbursement level was not reached as of the end of that period. To the extent the Fund’s expenses were reduced by waivers, the Fund’s total returns were increased. In these cases, in the absence of the expense waivers, the Fund’s total returns would have been lower.

To the extent that the Fund’s historical performance resulted from gains derived from participation in Initial Public Offerings (“IPOs”) and/or Secondary Offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary Offerings in the future.

Alpine Global Realty Growth & Income Fund (Continued)

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)

1.	Simon Property Group, Inc.	6.12%
2.	Prologis, Inc.	3.22%
3.	Mitsui Fudosan Co., Ltd.	2.58%
4.	Boston Properties, Inc.	2.23%
5.	Unibail-Rodamco SE	1.96%
6.	ADO Properties SA	1.87%
7.	General Growth Properties, Inc.	1.85%
8.	Ichigo, Inc.	1.70%
9.	Mitsubishi Estate Co., Ltd.	1.63%
10.	Essex Property Trust, Inc.	1.63%

*	Portfolio Distributions percentages are based on total net investments. Top 10 Holdings do not include short-term investments and percentages are based on total net assets. Portfolio holdings sector distributions are as of 10/31/16 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

Value of a $1,000,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $1,000,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees, if applicable. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Alpine Global Realty Growth & Income Fund (Continued)

Commentary

Dear Shareholders:

We present below the first Annual Report for the Alpine Global Realty Growth & Income Fund (ARIGX). Since inception on November 3, 2015 through the period ended October 31, 2016, the net asset value per share (NAV) declined from $10.00 to $9.52, which, in combination with its quarterly distributions, produced a total return of -2.08% compared with the total return of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, of 5.05% over the same time period.

Performance Drivers

Since the launch of the Fund in November 2015, global real estate equity returns proved to be relatively resilient in the face of a series of geopolitical shocks and macroeconomic headwinds. The asset class appeared to weather the first Federal Reserve (the Fed) rate hike in December, but subsequently came under extreme pressure in the initial weeks of 2016 as economic uncertainties related to China, a sharp drop in commodity prices, confusion over the implementation of negative interest rates in Japan, recession fears in the U.S., and acute moves in foreign exchange (FX) markets weighed on investor sentiment. However, the negativity proved to be premature and markets rallied from their lows as oil and other commodities snapped back, the U.S. dollar weakened against most currencies, China fears receded and central banks again stepped into the breach. In June 2016, the unexpected outcome of the “Brexit” referendum, in which citizens of the U.K. voted in favor of leaving the European Union (EU), was the next major inflection point during the year. Polls and betting markets — as well as the rapid appreciation in the British pound — were overwhelmingly foreshadowing a victory for the “remain” vote. While markets were certainly surprised by the outcome, there would be no systemic risk to follow. Global yield curves flattened abruptly and the total amount of negative interest rate bonds soared to unprecedented levels. As could be expected, U.K. and European real estate securities were hit hard on the news, as was the pound, yet most other markets rallied sharply again as they quickly reclaimed their position as beneficiaries of the search for yield in a “lower for longer” mindset.

However, as the summer ended, their resiliency was put to the test yet again, prompted by ambiguous communications from central banks and the read across to interest rates, inflation and growth. The Fed remained on hold in September, although increasing dissension and mixed messages provoked uncertainty globally. The European Central Bank (ECB) aggressively added to its stimulus program over the summer, but at its September meeting made a clumsy reference to timing of a potential taper in its purchases, and the Bank of Japan’s (BoJ) confusing guidance regarding negative interest rates and implementing “yield curve control” by anchoring 10-year yields forced investors to think out loud whether markets might be approaching an overall inflection point in the effectiveness of central bank policy measures going forward. As a result, just days before a historical election in the U.S., a very eventful fiscal year came to a close with global yields increasing and a reflexive sell off of bond proxies, including real estate investment trusts (REITs), ensued.

In the U.S., the REIT sector had a volatile year, but a dovish Fed, negative global rates and a flattening yield curve pushed the sector to an all-time high in August. The rate trade began to unwind shortly thereafter, but the REITs managed to hold on to outperform the broad markets with some room to spare during the fiscal year. Despite continued support from the ECB, the overall European real estate sector underperformed, but there was notable dispersion at the country level with Sweden, Germany and France outperforming versus the U.K., Ireland and Spain.

The U.K. real estate equities were already showing signs of late cycle returns during the first half of the fiscal year but dropped aggressively following the Brexit shock. In Japan, the developers continued to see negative returns in the face of improving fundamentals, while the Japanese REITs (JREIT) by comparison experienced very strong performance due primarily to the impact of the BoJ’s negative real rate policy. The Australian REIT (AREIT) market saw strong absolute returns driven by attractive dividend yield spreads, but nevertheless modestly underperformed the broader market. Finally, emerging market (EM) real estate returns were lifted by China’s aggressive credit support, a weaker U.S .dollar and recovery in commodity prices, as well as political headlines in Brazil, but came up just short relative to the broader index during the fiscal year.

Portfolio Overview

In aggregate the top ten holdings represented 24.79% of the portfolio, which was virtually unchanged from the mid-year report. The U.S. multifamily REITs Equity Residential and Avalon Bay as well as the Chinese developer and mall operator China Resources Land

Alpine Global Realty Growth & Income Fund (Continued)

dropped out of the top ten. They were replaced by the Japanese asset manager Ichigo, the Japanese developer Mitsubishi Estate and the U.S. multifamily REIT Essex Property. The fund was overweight developed markets versus emerging markets. The fund’s largest absolute exposure, by a wide margin, was to the U.S., followed by the allocations to Japan and the U.K. Specific overweight country exposures in the fund included Spain, Ireland and Mexico, while notable underweight positions included Canada, Hong Kong and South Africa. The fund carried a cash balance and hedged its exposure to the yen, euro, and pound during the period.

Top Contributors

The top five contributors to the Fund’s absolute returns over the period under discussion were ADO Properties, Prologis, Ichigo, Inc. , DuPont Fabros and GLP JREIT.

•	ADO Properties is a German residential company focused entirely on the Berlin market. The company has managed to drive superior rental growth through disciplined underwriting of acquisitions in central locations, ongoing repositioning initiatives and vacancy reductions.

•	Prologis is an established leader in the global industrial REIT space. Long-term demand drivers such as e-commerce growth and a recovery in consumption are intact and have remained broad based while supply growth is measured which should support further rental growth.

•	Ichigo, Inc. is a Japanese real estate asset manager with an attractive return profile due to its strong redevelopment pipeline, its ability to recycle capital by selling to its JREITs and the prospects for sales of its clean energy infrastructure business. The company listed its hotel REIT during the period.

•	DuPont Fabros is a U.S.-based REIT specializing in developing, owning and operating wholesale data centers. The company offered strong top line and funds from operation (FFO) growth mixed with a robust pace of leasing early in the year and a strong development pipeline.

•	GLP JREIT is the Japan listed REIT of Global Logistics Properties based in Singapore. In general JREITs benefitted from the Japanese government’s purchase program and the negative interest rate policy of the BoJ implemented at the beginning of the year. GLP’s superior external growth prospects and history of stable cashflow/dividend have underpinned its trading at a premium to its NAV.

The top negative contributors to the Fund’s absolute performance during the period were primarily affected by the Brexit vote including: Land Securities, Great Portland Estate, British Land and Derwent London. The only non-U.K. REIT on this list is SL Green.

•	Land Securities is a U.K. REIT focusing on the development and operation of some of the most iconic real estate in London. Although the company has very low gearing and minimal development exposure at the moment, the mounting concerns over the real estate cycle in London reaching a mature stage and the shock of the Brexit vote derated the shares. In addition the pound depreciated by more than 18% during the period.

•	Great Portland Estates is a U.K. REIT which develops, owns and operates assets predominately located in the West End of London. While the company has a very strong management team that positioned the company quite well for the cyclicality in market, concerns over the maturity of the real estate cycle in London and the shock of the Brexit vote have derated the shares. In addition, as noted above, the pound depreciated by more than 18% during the period.

•	British Land is a REIT which develops, owns and operates commercial assets in the U.K. Mounting concerns over the real estate cycle in London reaching a mature stage, its relatively higher gearing level and the Brexit vote have de-rated the shares.

•	Derwent London is a U.K. REIT which develops, owns and operates assets located in key sub-markets of London. While the company has one of the strongest management teams in the sector, concerns over its development exposure, the maturity of the real estate cycle in London and the shock of the Brexit vote have de-rated the shares.

•	SL Green is the largest office landlord in New York City. Despite good leasing momentum, ongoing balance sheet deleveraging and a $1 billion share buy repurchase authorization, performance has been dampened by risks associated with the iconic One Vanderbilt development.

Outlook

The British economist John Maynard Keynes, known famously for his eponymous views on the role of aggregate demand, is often referenced for a quote that most likely he never said, “When the facts change, I change my mind.” The remark’s doubtful provenance does not in any way dilute its relevance in the current

Alpine Global Realty Growth & Income Fund (Continued)

investment landscape — which in many ways could be characterized as fast approaching a crucial inflection point. Prior to the unexpected outcome of the U.S. presidential election, the consensus positioning in the market was for an underwhelming cyclical recovery as the global economy staggered a tentative path upward guided by the monetary hand of central banks. While the belief in — and credibility of — G7 central banks’ ability to drive growth through monetary policy was nearing its limits and the ability of fiscal policy to bear the weight of the recovery was hotly debated well in advance of the election, the global economy was still very much in the “new normal/lower for longer” mindset. Inflation expectations were already creeping up and a Fed hike in December 2016 was largely priced in to the market, but investors were not positioned for the repercussions of a Donald Trump victory. With a Trump election the facts, for the most part, have changed, and as we look forward at the prospects for 2017, we could very well see on the horizon an abrupt shift to an “old normal/lower no longer” mindset. The focus now has abruptly turned to the impact of boosting fiscal spending, tax reform/repatriation and deregulation. The adjustment in sentiment has been swift as markets seized on the pro-growth agenda put forward by President-elect Trump by shifting focus away from low-flation and monetary policy themes toward reflation and potential fiscal policy beneficiaries.

So where does the Fed’s dot plot go from here? Does a fiscal impulse in the U.S. perform some of the heavy lifting with respect to inflation and FX that central banks were straining to achieve? What risk do higher bond yields pose to lower-growth economies? These are just a few of the questions that must be top of mind for all central bankers as they ponder how to react now that the facts have changed. The Fed is expected to raise rates in December 2016 and markets are currently anticipating two increases in 2017. However, until the new administration’s economic policies are enacted, it is difficult to say with any conviction where U.S. rates will end up, especially considering that President-elect Trump is poised to fill two vacant positions on the Fed’s Board of Governors, and not to mention that Fed Chair Janet Yellen’s and Fed Vice Chair Stanley Fischer’s terms expire at the beginning of 2018. The BoJ is expected to stay the course in its battle against deflation and to augment its current approach with considerable fiscal policy now that the Upper House elections have passed. So this leaves all eyes on the ECB’s December meeting as Mario Draghi finds himself in the role of symbolic tiebreaker between the Fed’s tightening impulse and the BoJ’s loose policy stance.

The Chinese government’s efforts to stabilize its economy appear to have reigned in concerns over growth for the time being, but questions remain as to the sustainability of the recovery absent unprecedented liquidity from the People’s Bank of China (PBOC). Policy tightening has reemerged, dominating sentiment toward China as interbank rates have spiked and measures supporting housing demand have been pared back significantly. Labeling China a currency manipulator and threats of a trade war from the incoming Trump administration could certainly test the boundary between anti-globalization rhetoric and political pragmatism. Periodic volatility in the outlook for China could reverberate through global markets and remain one of the dominant drivers of macro instability; however we remain cautiously optimistic that China can avoid any so-called “hard landing” in its economy through a mix of political reforms as well as monetary and fiscal measures. The domestic Hong Kong market is unique as it is tethered to China’s growth outlook while having its currency and rates tied to the U.S. This has historically caused distortions in the residential and commercial real estate markets, particularly when China’s growth was booming and U.S. rates were very low. Now a complete reversal of this dynamic could occur as China’s growth weakens and the Fed tightens monetary policy.

Leading up to the U.S. presidential election EM equities in general had outperformed developed markets and flows had quietly resumed to an asset class that remains under the radar of most market participants. Once the Trump victory was secured, EM assets traded down as investors likely, had a sense of déjà vu of the May 2013 taper tantrum. Currencies, especially the Mexican peso, were hit hard. Yields increased as bond traders priced in a new reality of higher interest rates, inflation premia and government budget deficits. While the velocity of the move resembled the taper tantrum, the “Trump tantrum” analogue is otherwise misplaced in our view and core interest rates should stabilize over time, albeit at higher levels. A growing U.S. economy has historically been supportive for EM economies absent trade protectionism and a sharp overshoot of USD. These issues plainly remain as risks, but until we see a clear and actionable policy direction from the incoming administration we think it premature to change our constructive medium-term outlook for EMs.

So as the facts are changing what could change in the outlook for global real estate equities? A pro-growth agenda, reflationary policies and moderate increasing of interest rates have generally been supportive for real estate returns on a historical basis, but a maturing cycle increases downside risks. In the broader U.S. REIT market we expect a healthy (but peaking) same-store rental outlook supporting net operating income (NOI) growth

Alpine Global Realty Growth & Income Fund (Continued)

in 2017. In Japan, the developers could benefit from the potential increase in inflation expectations while the JREITs could give back some of their NAV premium as negative interest rates and yield spreads become less of a factor. There was a significant sell down of U.K. REITs after the Brexit vote and they have been trading at steep discounts to NAV. Until there is more clarity on negotiations with the EU, we would expect those discounts can hold as NAVs could come under further pressure. The European markets could see a ramp up in volatility due to pending political outcomes and the potential impact of increasing rates in a low growth environment. The ECB’s December meeting could provide support to the sector if it maintains its quantitative easing (QE) program. Finally, in Australia, where REITs have shown sensitivity to the recent bond sell off, there could be a deceleration in earnings growth in 2017, but this could largely be reflected in current valuations. Nevertheless, there will likely be wide dispersion and volatility of returns by geography and sector as balance sheet sensitivity to rising rates, and relative earnings growth could be important drivers of share performance.

Those companies with more defensive, “bond proxy” characteristics could lag, making this an attractive environment for active management. We have outlined frequently in our discussions with shareholders that at this point in the cycle the drivers for real estate have clearly shifted away from cap rate compression toward growth prospects. A strong fiscal impulse and reflationary backdrop could provide a tailwind for this view. Rising interest rates have tended to be headwinds for stocks with premium valuations and lower growth rates, but reinforce our long-held preference for companies with attractive valuations, visible cash flow growth and a history of growing dividends. As such we maintain our bias for markets and asset types with favorable supply/demand dynamics supporting rising net absorption trends as well as heightened rental tension. Another noteworthy investment theme for global real estate could likely come from mergers and acquisitions (M&A), as divergent valuations, abundant financing, and the market’s emphasis on growth could drive consolidation. Indeed, we have already seen a lot of activity in the hotel space including Marriott/Starwood and with China’s HNA Group and Hilton. On the private side, Blackstone recently paid EUR 3.3bn (USD 3.5 bn) for the OfficeFirst portfolio in Germany. GIC in Singapore paid EUR 2.4bn (USD 2.6 bn) for P3, a European storage company and is actively exploring strategic options for its holding in Global Logistic Properties.

Political uncertainty, a strong USD and rising inflation expectations, as well as sharp yield curve adjustments could intensify risk aversion and increase the chances for dislocations in credit markets. Capital values in certain markets could be at risk as funding becomes more expensive. Risks in the European banking system, particularly in Italy, have been amplified recently and could roil markets if not addressed in a timely and comprehensive manner. Currency adjustments could continue to be an important channel for policy transmission and a volatile component of equity returns. In particular instability of the CNY/CNH and the impact on its capital account must be carefully monitored. Geopolitical risks and uncertainty surrounding the mechanics of Brexit could add to volatility in asset markets. The referendum in Italy in December and elections in France, Germany and the Netherlands in 2017 could represent further challenges for the Eurozone outlook. And finally perhaps the most important wild card in the outlook is uncertainty surrounding the political sea change in the U.S. and whether the new administration’s radical shift in the approach to stimulating the economy can unleash animal spirits and spur growth sustainably above trend.

In this changing environment, differentiation remains a guiding investment principle and underscores the importance of allocating capital to those companies which embody best in class management teams, strong operating platforms with diverse value creation opportunities, balance sheet discipline and the ability to drive dividend growth over time. Alpine believes it is essential to maintain a diversified portfolio in terms of geography, asset mix and income distribution potential. The Fund will continue to focus on growing net asset value while potentially providing dividend-paying capacity.

Thank you for your interest and support.

Sincerely,

Joel E.D. Wells

Bruce Ebnother

Portfolio Managers

Alpine Global Realty Growth & Income Fund (Continued)

Diversification does not assure a profit nor protect against loss in a declining market.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered a recommendation to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of future results, or investment advice. Views expressed may vary from those of the firm as a whole.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to risks, including the following:

Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Risk – Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the USD change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign and Emerging Market Securities Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Alpine Global Realty Growth & Income Fund (Continued)

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign Currency Transactions Risk – Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Initial Public Offerings and Secondary Offerings Risk – The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Leverage Risk – The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk – Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Non-Diversified Fund Risk – Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

Preferred Stock Risk – Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Alpine Global Realty Growth & Income Fund (Continued)

Real Estate Securities Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Valuation Risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Please refer to pages 3-5 for other important disclosures and definitions.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—91.1%
Asia—44.2%
China—5.8%
305,000	China Overseas Land & Investment, Ltd.	$941,874
1,448,261	China Resources Land, Ltd.	3,611,526
1,119,667	Greenland Hong Kong Holdings, Ltd. (a)	288,739
342,000	Guangzhou R&F Properties Co., Ltd.-Class H	483,308
725,000	Longfor Properties Co., Ltd.	962,859
		6,288,306
India—14.5%
2,099,872	DB Realty, Ltd. (a)	1,509,195
216,454	Dewan Housing Finance Corp., Ltd.	1,066,284
1,000,000	DLF, Ltd.	2,248,958
2,290,373	Hirco PLC (a)(b)(c)	0
500,000	Housing Development & Infrastructure, Ltd. (a)	617,640
185,910	Kolte-Patil Developers, Ltd.	359,925
126,500	Oberoi Realty, Ltd.	682,443
374,877	Prestige Estates Projects, Ltd.	1,086,128
198,276	Sobha, Ltd.	840,617
2,000,000	South Asian Real Estate PLC (a)(b)(c)(d)	4,161,602
540,000	The Phoenix Mills, Ltd.	3,056,306
		15,629,098
Japan—18.2%
330,691	Hulic Co., Ltd.	3,156,496
1,200	Ichigo Hotel REIT Investment Corp.	1,367,407
800,000	Ichigo, Inc.	3,478,592
2,738	Invincible Investment Corp.	1,331,534
2,000	Japan Hotel REIT Investment Corp.	1,352,150
872,312	Kenedix, Inc.	3,676,570
1,000	LaSalle Logiport REIT	1,061,314
86,725	Mitsui Fudosan Co., Ltd.	1,976,887
40,000	Resorttrust, Inc.	801,373
85,000	Seibu Holdings, Inc.	1,471,918
		19,674,241
Philippines—1.9%
1,237,077	Ayala Land, Inc.	926,099
12,500,000	Megaworld Corp.	1,037,741
63,631	SM Prime Holdings, Inc.	35,349
		1,999,189
Singapore—1.8%
2,429,000	Banyan Tree Holdings, Ltd. (a)	689,635
1,001,420	Global Logistic Properties, Ltd.	1,277,643
		1,967,278
Thailand—0.4%
253,746	Central Pattana PCL	404,210
United Arab Emirates—1.6%
900,000	Emaar Properties PJSC	1,707,891
	Total Asia (Cost $75,342,368)	47,670,213
Shares	Security Description	Value

Europe—30.8%
France—5.0%
66,000	Accor SA	$2,505,736
20,526	Klepierre	839,670
39,845	Nexity SA	2,000,880
		5,346,286
Germany—3.1%
41,500	ADO Properties SA (e)	1,512,253
50,000	Aroundtown Property Holdings PLC (a)	238,761
1,247,900	Sirius Real Estate, Ltd.	719,188
43,548	TLG Immobilien AG	912,116
		3,382,318
Ireland—6.1%
757,791	Cairn Homes PLC (a)	979,521
798,000	Dalata Hotel Group PLC (a)	3,574,099
518,484	Green REIT PLC	774,066
866,666	Hibernia REIT PLC	1,220,624
		6,548,310
Italy—0.4%
55,737	COIMA RES SpA (a)(e)	405,965
Netherlands—1.4%
30,000	InterXion Holding NV (a)	1,116,900
110,000	NSI NV	431,087
		1,547,987
Poland—0.4%
100,000	Atrium European Real Estate, Ltd.	428,013
3,265,000	Nanette Real Estate Group NV (a)(b)(c)	11,469
		439,482
Spain—5.0%
170,744	Hispania Activos Inmobiliarios Socimi SA	2,103,013
131,230	Lar Espana Real Estate Socimi SA	943,578
100,000	Melia Hotels International SA	1,236,616
100,000	Merlin Properties Socimi SA	1,124,096
		5,407,303
Sweden—3.4%
100,877	JM AB	2,904,968
200,000	Rezidor Hotel Group AB	817,081
		3,722,049
United Kingdom—6.0%
100,000	Countryside Properties PLC (a)(e)	285,192
63,392	Kennedy Wilson Europe Real Estate PLC	787,557
45,000	Land Securities Group PLC	550,249
252,084	LondonMetric Property PLC	460,050
1,204,024	Regus PLC	3,668,105
200,000	St Modwen Properties PLC	667,815
		6,418,968
	Total Europe (Cost $33,190,739)	33,218,668

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

Common Stocks—continued
North & South America—16.1%
Brazil—3.7%
220,535	Cyrela Commercial Properties SA Empreendimentos e Participacoes	$715,081
336,829	Direcional Engenharia SA	582,486
912,132	General Shopping Brasil SA (a)	1,257,325
155,394	Sao Carlos Empreendimentos e Participacoes SA	1,462,904
		4,017,796
Canada—0.3%
60,000	DREAM Unlimited Corp.-Class A (a)	309,103
Mexico—5.0%
500,000	Concentradora Fibra Hotelera Mexicana SA de CV	393,895
766,024	Corp. Inmobiliaria Vesta SAB de CV	1,157,891
1,000,979	Fibra Uno Administracion SA de CV	1,904,937
1,000,000	Grupo GICSA SA de CV (a)	681,445
1,257,643	Hoteles City Express SAB de CV (a)	1,292,842
		5,431,010
United States—7.1%
30,000	DR Horton, Inc.	864,900
4,000	Equinix, Inc.	1,429,120
30,000	LGI Homes, Inc. (a)	892,800
75,000	NorthStar Realty Europe Corp.	741,750
225,000	TerraForm Power, Inc.-Class A	2,792,250
50,000	William Lyon Homes-Class A (a)	893,000
		7,613,820
	Total North & South America (Cost $26,474,186)	17,371,729
	Total Common Stocks (Cost $135,007,293)	98,260,610
Shares	Security Description	Value

Investment Companies—0.3%
Asia—0.3%
India—0.3%
6,026,577	Trinity Capital PLC (a)	$276,620
	Total Asia (Cost $8,517,552)	276,620
	Total Investment Companies (Cost $8,517,552)	276,620

Principal Amount

Short-Term Investments—4.8%
$5,194,000	State Street Eurodollar Time Deposit, 0.01%	5,194,000
Total Short-Term Investments (Cost $5,194,000)		5,194,000
Total Investments (Cost $148,718,845) (f)—96.2%		103,731,230
Other Assets in Excess of Liabilities—3.8%		4,137,873
TOTAL NET ASSETS 100.0%		$107,869,103

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 3.9% of the Fund’s net assets.
(d)	Private placement.
(e)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.0% of the Fund’s net assets.
(f)	See Note 8 for the cost of investments for federal tax purposes.

 AB—Aktiebolag is the Swedish equivalent of a corporation.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PCL—Public Company Limited

PJSC—Public Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Real Estate Investment Trusts—99.3%
Apartments—15.3%
15,000	American Campus Communities, Inc.	$781,650
25,625	AvalonBay Communities, Inc. (a)	4,386,487
14,500	Camden Property Trust	1,180,880
68,360	Equity Residential (a)	4,221,230
23,665	Essex Property Trust, Inc. (a)	5,066,440
36,900	UDR, Inc.	1,290,393
		16,927,080
Diversified—5.4%
26,114	American Assets Trust, Inc. (a)	1,036,987
37,087	Cousins Properties, Inc.	288,166
20,000	Forest City Realty Trust, Inc.-Class A	431,800
46,117	Vornado Realty Trust (a)	4,278,735
		6,035,688
Health Care—7.2%
18,928	Care Capital Properties, Inc.	502,917
16,887	HCP, Inc.	578,380
25,413	Omega Healthcare Investors, Inc.	808,896
27,344	Sabra Health Care REIT, Inc.	637,115
55,712	Ventas, Inc. (a)	3,774,488
24,803	Welltower, Inc.	1,699,749
		8,001,545
Lodging—2.9%
30,000	Ashford Hospitality Prime, Inc.	388,800
29,696	Chatham Lodging Trust	525,619
38,158	Chesapeake Lodging Trust	828,410
72,100	Host Hotels & Resorts, Inc.	1,116,108
15,300	Pebblebrook Hotel Trust	371,484
		3,230,421
Manufactured Homes—2.0%
28,900	Equity LifeStyle Properties, Inc.	2,191,776
Mortgage & Finance—1.7%
46,144	Apollo Commercial Real Estate Finance, Inc.	780,756
50,000	Starwood Property Trust, Inc.	1,112,000
		1,892,756
Net Lease—0.6%
9,012	EPR Properties	655,353
Office-Industrial Buildings—37.7%
48,528	Alexandria Real Estate Equities, Inc. (a)	5,231,804
49,611	Boston Properties, Inc.	5,977,133
37,671	CoreSite Realty Corp.	2,777,860
29,169	CyrusOne, Inc.	1,301,229
52,600	Digital Realty Trust, Inc.	4,914,418
59,509	Douglas Emmett, Inc.	2,172,079
6,196	Duke Realty Corp.	162,025
40,352	DuPont Fabros Technology, Inc.	1,646,765
45,455	Empire State Realty Trust, Inc.-Class A	889,554
1,500	Equinix, Inc.	535,920
15,714	Hudson Pacific Properties, Inc.	528,305
Shares	Security Description	Value

Office-Industrial Buildings—continued
38,773	Kilroy Realty Corp. (a)	$2,785,065
23,708	Liberty Property Trust	958,514
15,000	Mack-Cali Realty Corp.	385,200
71,882	New York REIT, Inc.	677,128
35,608	Paramount Group, Inc.	553,704
4,635	Parkway, Inc. (b)	83,523
89,400	Prologis, Inc.	4,663,104
35,000	SL Green Realty Corp. (a)	3,437,700
32,537	STAG Industrial, Inc.	750,629
51,058	Terreno Realty Corp.	1,332,614
		41,764,273
REIT - Infrastructure—1.9%
17,500	American Tower Corp.	2,050,825
Retail Centers—18.5%
42,191	CBL & Associates Properties, Inc.	451,444
25,075	DDR Corp.	383,397
12,100	Federal Realty Investment Trust (a)	1,757,283
76,000	General Growth Properties, Inc.	1,896,200
50,000	Kimco Realty Corp.	1,330,500
53,295	Simon Property Group, Inc. (a)	9,910,738
19,106	Taubman Centers, Inc. (a)	1,384,421
30,928	The Macerich Co. (a)	2,189,084
23,058	Urban Edge Properties	595,127
15,130	Weingarten Realty Investors	547,857
		20,446,051
Storage—6.1%
17,500	Extra Space Storage, Inc.	1,280,125
12,000	National Storage Affiliates Trust	234,960
24,665	Public Storage (a)	5,271,404
		6,786,489
	Total Real Estate Investment Trusts (Cost $54,072,343)	109,982,257
Common Stocks—0.4%
Lodging—0.4%
7,200	Marriott International, Inc.-Class A	494,640
	Total Common Stocks (Cost $382,278)	494,640
Preferred Stocks—1.4%
Mortgage & Finance—0.5%
22,167	NorthStar Realty Finance Corp.-Series B, 8.250%	559,052
Retail Centers—0.9%
37,843	CBL & Associates Properties, Inc.-Series D, 7.375%	955,536
	Total Preferred Stocks (Cost $1,166,419)	1,514,588
Total Investments (Cost $55,621,040) (c)—101.1%		111,991,485
Liabilities in Excess of Other Assets—(1.1)%		(1,268,377)
TOTAL NET ASSETS 100.0%		$110,723,108

Percentages are stated as a percent of net assets.

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	See Note 8 for the cost of investments for federal tax purposes.

REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments
October 31, 2016

Shares	Security Description	Value

Common Stocks—84.5%
Asia—58.3%
China—30.1%
12,000	CapitaLand Retail China Trust	$12,895
100,000	China Jinmao Holdings Group, Ltd.	27,593
85,000	China Overseas Land & Investment, Ltd.	262,489
50,000	China Overseas Property Holdings, Ltd.	10,186
70,357	China Resources Land, Ltd.	175,449
40,000	China State Construction International Holdings, Ltd.	58,487
20,000	China Vanke Co., Ltd.-Class H	52,350
235,000	CIFI Holdings Group Co., Ltd.	69,389
150,500	Fantasia Holdings Group Co., Ltd.	19,600
30,904	Greenland Hong Kong Holdings, Ltd. (a)	7,970
60,000	Greentown China Holdings, Ltd. (a)	49,049
7,200	Guangzhou R&F Properties Co., Ltd.-Class H	10,175
265,000	Joy City Property, Ltd.	37,586
140,000	KWG Property Holding, Ltd.	81,232
90,000	Longfor Properties Co., Ltd.	119,527
80,000	Shanghai Jin Jiang International Hotels Group Co., Ltd.-Class H	23,312
154,000	Shenzhen Investment, Ltd.	67,314
30,000	Shimao Property Holdings, Ltd.	40,152
100,000	Shui On Land, Ltd.	24,756
50,000	Sino-Ocean Group Holding, Ltd.	20,824
25,000	Sunac China Holdings, Ltd.	17,117
60,000	Yuexiu Property Co., Ltd.	8,820
		1,196,272
Hong Kong—0.5%
25,000	Keck Seng Investments	18,696
India—0.9%
45,000	Ascendas India Trust	34,609
Indonesia—7.7%
22,000	First Real Estate Investment Trust	21,110
40,000	Lippo Malls Indonesia Retail Trust	11,213
600,000	PT Bekasi Fajar Industrial Estate TBK	14,347
400,159	PT Bumi Serpong Damai TBK	66,550
153,015	PT Ciputra Surya TBK	35,768
89,000	PT Lippo Cikarang TBK (a)	41,267
1,000,714	PT Pakuwon Jati TBK	55,220
1,500,000	PT Puradelta Lestari TBK	29,200
250,000	PT Summarecon Agung TBK	31,614
		306,289
Philippines—7.2%
155,307	Ayala Land, Inc.	116,266
240,000	Filinvest Land, Inc.	8,773
300,000	Megaworld Corp.	24,906
60,000	Robinsons Land Corp.	38,350
135,000	SM Prime Holdings, Inc.	74,996
200,000	Vista Land & Lifescapes, Inc.	21,601
		284,892
Singapore—0.9%
30,000	Global Logistic Properties, Ltd.	38,275
Shares	Security Description	Value

Thailand—6.4%
88,000	Amata Corp. PCL	$29,168
120,000	Ananda Development PCL	16,938
150,000	AP Thailand PCL	30,431
150,000	BTS Group Holdings PCL-NVDR	36,645
43,000	Central Pattana PCL	68,498
50,000	Land & Houses PCL	13,144
30,000	Land and Houses PCL-NVDR	7,886
25,000	Minor International PCL	27,502
175,000	The Erawan Group PCL	22,502
		252,714
United Arab Emirates—4.5%
90,000	Aldar Properties PJSC	64,689
60,000	Emaar Properties PJSC	113,859
		178,548
Vietnam—0.1%
11,600	Amata VN PCL	2,420
	Total Asia (Cost $2,278,198)	2,312,715
Europe—3.2%
Austria—1.0%
1,000	CA Immobilien Anlagen AG	18,157
9,000	Immofinanz AG	19,394
		37,551
Greece—0.6%
3,000	Grivalia Properties REIC AE	23,119
Poland—0.5%
5,000	Atrium European Real Estate, Ltd.	21,401
Spain—1.1%
3,500	Melia Hotels International SA	43,281
	Total Europe (Cost $125,676)	125,352
Middle East/Africa—7.8%
Morocco—0.3%
800	Residences Dar Saada	13,455
South Africa—7.5%
20,000	Emira Property Fund, Ltd.	20,766
40,000	Growthpoint Properties, Ltd.	74,579
5,000	Hyprop Investments, Ltd.	44,387
100,000	Redefine Properties, Ltd.	85,881
2,000	Resilient REIT, Ltd.	16,549
77,000	SA Corporate Real Estate Fund Nominees Pty, Ltd.	31,579
16,000	Vukile Property Fund, Ltd.	21,952
		295,693
	Total Middle East/Africa (Cost $305,167)	309,148
North & South America—15.2%
Argentina—1.0%
1,200	IRSA Inversiones y Representaciones SA-ADR (a)	22,488
3,100	TGLT SA-GDR (b)	16,879
		39,367
Brazil—7.8%
3,000	Aliansce Shopping Centers SA	15,771
759	Aliansce Shopping Centers SA (a)	4,030
500	BB Progressivo II FII	20,520
21,913	BR Malls Participacoes SA (a)	87,734
30	CSHG Brasil Shopping Investimento Imobiliario	19,004
15,000	Direcional Engenharia SA	25,940

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Shares	Security Description	Value

North & South America—continued
Brazil—7.8%
7,000	Even Construtora e Incorporadora SA	$9,737
4,612	Ez Tec Empreendimentos e Participacoes SA	23,884
25,000	Gafisa SA	19,267
2,538	General Shopping Brasil SA (a)	3,498
5,500	Helbor Empreendimentos SA	3,498
1,488	Helbor Empreendimentos SA (a)	928
1,600	Iguatemi Empresa de Shopping Centers SA	15,113
200	Kinea Renda Imobiliaria FII	9,272
10,000	MRV Engenharia e Participacoes SA	38,722
500	Multiplan Empreendimentos Imobiliarios SA	10,048
4,000	Tecnisa SA	3,095
		310,061
Chile—1.3%
20,627	Parque Arauco SA	51,092
Mexico—5.1%
12,937	Concentradora Fibra Hotelera Mexicana SA de CV	10,192
32,244	Corp. Inmobiliaria Vesta SAB de CV	48,739
55,000	Fibra Uno Administracion SA de CV	104,669
30,000	Grupo GICSA SA de CV (a)	20,443
12,000	TF Administradora Industrial S de RL de CV	19,904
		203,947
	Total North & South America (Cost $626,209)	604,467
	Total Common Stocks (Cost $3,335,250)	3,351,682
Preferred Stocks—0.2%
Europe—0.2%
Russia—0.2%
5,000	Raven Russia, Ltd., 12.000%	8,247
	Total Europe (Cost $8,779)	8,247
	Total Preferred Stocks (Cost $8,779)	8,247
Shares	Security Description	Value

Equity-Linked Structured Notes—9.0%
Asia—9.0%
India-9.0%
8,978	Dewan Housing Finance Corp.-Macquarie Bank, Ltd.	$44,227
30,000	DLF, Ltd.-Macquarie Bank, Ltd.	67,469
57,000	Housing Development & Infrastructure, Ltd.-Macquarie Bank, Ltd. (a)	70,411
15,000	Oberoi Realty, Ltd.-Macquarie Bank, Ltd.	80,922
10,310	Phoenix Mills, Ltd.-Macquarie Bank, Ltd.	58,353
12,000	Prestige Estates Projects, Ltd.-Macquarie Bank, Ltd.	34,767
		356,149
	Total Asia (Cost $306,643)	356,149
	Total Equity-Linked Structured Notes (Cost $306,643)	356,149

Principal Amount

Short-Term Investments—5.5%
$218,000	State Street Eurodollar Time Deposit, 0.01%	218,000
	Total Short-Term Investments (Cost $218,000)	218,000
Total Investments (Cost $3,868,672) (c)—99.2%		3,934,078
Other Assets in Excess of Liabilities—0.8%		33,480
TOTAL NET ASSETS 100.0%		$3,967,558

The accompanying notes are an integral part of these financial statements.

Alpine Emerging Markets Real Estate Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 0.4% of the Fund’s net assets.
(c)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS—Anonim Sirketi is the Turkish term for joint stock company.

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipts

PCL—Public Company Limited

PJSC—Public Joint Stock Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments
October 31, 2016

	Security
Shares	Description	Value

Common Stocks—97.6%
Asia—12.8%
China—6.5%
1,538,000	Beijing Enterprises Water Group, Ltd.	$1,116,483
631,000	China Everbright International, Ltd.	756,658
427,000	China Merchants Port Holdings, Co., Ltd.	1,106,653
1,120,500	China Railway Construction Corp., Ltd.-Class H	1,404,318
540,771	China State Construction International Holdings, Ltd.	790,704
1,305,000	COSCO SHIPPING Ports, Ltd.	1,295,653
1,420,200	CRRC Corp., Ltd.-Class H	1,289,168
146,000	ENN Energy Holdings, Ltd.	687,121
1,272,100	Zhejiang Expressway Co., Ltd.-Class H	1,333,519
		9,780,277
Indonesia—1.8%
5,000,000	PT Jasa Marga Persero TBK	1,735,898
2,000,000	PT Tower Bersama Infrastructure TBK	915,849
		2,651,747
Japan—2.2%
37,700	East Japan Railway Co.	3,327,824
Philippines—1.4%
1,312,700	International Container Terminal Services, Inc.	2,109,104
Thailand—0.9%
4,000,000	BTS Rail Mass Transit Growth Infrastructure Fund	1,394,385
	Total Asia (Cost $20,342,499)	19,263,337
Europe—31.6%
France—8.6%
25,000	Aeroports de Paris	2,525,100
22,666	Bouygues SA	739,108
45,500	SFR Group SA	1,225,715
136,300	Suez	2,158,317
146,600	Veolia Environnement SA	3,199,292
41,900	Vinci SA	3,034,799
		12,882,331
Germany—1.5%
25,200	Fraport AG Frankfurt Airport Services Worldwide	1,495,755
50,000	RWE AG (a)	793,674
		2,289,429
Italy—7.3%
129,400	Atlantia SpA	3,169,111
142,500	Buzzi Unicem SpA	2,771,929
29,100	Ei Towers SpA (a)	1,373,615
180,556	Enav SpA (a)(b)	672,709
683,200	Enel SpA	2,939,933
		10,927,297
Netherlands—2.2%
405,400	Koninklijke KPN NV	1,322,178
39,400	Koninklijke Vopak NV	1,989,779
		3,311,957
Portugal—1.9%
445,000	NOS SGPS SA	2,956,395
	Security
Shares	Description	Value

Spain—7.0%
180,000	Abertis Infraestructuras SA	$2,672,473
125,000	Atlantica Yield PLC	2,247,500
198,300	Cellnex Telecom SAU (b)	3,256,551
239,000	Saeta Yield SA	2,311,412
		10,487,936
United Kingdom—3.1%
42,800	BT Group PLC-SP ADR	990,392
186,763	Ferrovial SA	3,633,964
		4,624,356
	Total Europe (Cost $48,505,745)	47,479,701
North & South America—53.2%
Brazil—6.0%
233,600	Cia de Saneamento Basico do Estado de Sao Paulo-ADR	2,457,472
2,259,298	Cosan Logistica SA (a)	3,489,455
242,030	Energisa SA	1,696,940
625,000	Rumo Logistica Operadora Multimodal SA (a)	1,398,026
		9,041,893
Canada—5.4%
14,900	Canadian Pacific Railway, Ltd.	2,130,104
89,700	Enbridge, Inc.	3,873,424
25,868	Fortis, Inc.	849,764
15,700	Waste Connections, Inc.	1,180,797
		8,034,089
Mexico—3.1%
247,273	Infraestructura Energetica Nova SAB de CV	1,092,392
850,000	OHL Mexico SAB de CV (a)	997,460
235,000	Promotora y Operadora de Infraestructura SAB de CV	2,621,541
		4,711,393
Peru—1.0%
175,000	Grana y Montero SA-SP ADR	1,459,500
United States—37.7%
26,000	American Electric Power Co., Inc.	1,685,840
30,600	American Tower Corp.	3,586,014
28,800	AT&T, Inc.	1,059,552
54,100	CMS Energy Corp.	2,280,315
38,000	Comcast Corp.-Class A	2,349,160
73,000	Corrections Corp. of America	1,054,850
34,200	Crown Castle International Corp.	3,111,858
42,900	DISH Network Corp.-Class A (a)	2,512,224
33,100	DTE Energy Co.	3,177,931
13,900	Eversource Energy	765,334
45,400	Exelon Corp.	1,546,778
27,200	Genesee & Wyoming, Inc.-Class A (a)	1,847,968
15,000	Kansas City Southern	1,316,400
70,000	Kinder Morgan, Inc.	1,430,100
65,400	MasTec, Inc. (a)	1,867,170
24,000	NextEra Energy, Inc.	3,072,000
28,800	Norfolk Southern Corp.	2,678,400
170,000	NRG Energy, Inc.	1,807,100
131,300	NRG Yield, Inc.-Class A	1,934,049
104,100	Pattern Energy Group, Inc.	2,326,635
37,100	PG&E Corp.	2,304,652
60,000	SemGroup Corp.-Class A	1,935,000
61,600	T-Mobile U.S., Inc. (a)	3,063,368
71,600	TerraForm Power, Inc.-Class A	888,556

The accompanying notes are an integral part of these financial statements.

Alpine Global Infrastructure Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

	Security
Shares	Description	Value

North & South America—continued
United States—continued
88,500	The Geo Group, Inc.	$2,120,460
77,100	The Williams Cos., Inc.	2,251,320
212,726	TravelCenters of America LLC (a)	1,361,446
15,900	Union Pacific Corp.	1,402,062
		56,736,542
	Total North & South America (Cost $78,657,682)	79,983,417
	Total Common Stocks (Cost $147,505,926)	146,726,455
Equity-Linked Structured Notes—0.8%
Asia—0.8%
India—0.8%
241,000	Bharti Infratel, Ltd.-Macquarie Bank, Ltd.	1,251,433
	Total Equity-Linked Structured Notes (Cost $1,251,356)	1,251,433
Rights—0.1%
Europe—0.1%
Spain—0.1%
186,763	Ferrovial SA Expiration: November 18, 2016	79,957
Total Europe (Cost $83,701)		79,957
Total Rights (Cost $83,701)		79,957
Principal	Security
Amount	Description	Value

Short-Term Investment—1.6%
$2,377,000	State Street Eurodollar Time Deposit, 0.01%	$2,377,000
	Total Short-Term Investment (Cost $2,377,000)	2,377,000
Total Investments (Cost $151,217,983) (c)—100.1%		150,434,845
Liabilities in Excess of Other Assets—(0.1)%		(110,178)
TOTAL NET ASSETS 100.0%		$150,324,667

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.6% of the Fund’s net assets.
(c)	See Note 8 for the cost of investments for federal tax purposes.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAU—Sociedad Anonima Unipersonal

SP ADR—Sponsored American Depositary Receipt

SpA—Societa’ Per Azioni is an Italian shared company.

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments
October 31, 2016

	Security
Shares	Description	Value

Common Stocks—99.2%
Asia—25.8%
China—4.1%
42,000	China Jinmao Holdings Group, Ltd.	$11,589
13,000	China Overseas Land & Investment, Ltd.	40,145
20,000	China Resources Land, Ltd.	49,874
20,000	China State Construction International Holdings, Ltd.	29,244
34,000	Longfor Properties Co., Ltd.	45,155
75,000	Shanghai Jin Jiang International Hotels Group Co., Ltd.-Class H	21,855
		197,862
Hong Kong—3.0%
10,000	Cheung Kong Property Holdings, Ltd.	74,076
5,000	Sun Hung Kai Properties, Ltd.	74,656
		148,732
India—0.5%
30,000	Ascendas India Trust	23,073
Japan—16.0%
5	Global One Real Estate Investment Corp.	18,881
40	GLP J-REIT	50,157
4,000	Hulic Co., Ltd.	38,181
40	Ichigo Hotel REIT Investment Corp.	45,580
19,000	Ichigo, Inc.	82,617
120	Invincible Investment Corp.	58,358
73	Japan Hotel REIT Investment Corp.	49,353
11,000	Kenedix, Inc.	46,362
45	LaSalle Logiport REIT	47,759
4,000	Mitsubishi Estate Co., Ltd.	79,394
5,500	Mitsui Fudosan Co., Ltd.	125,372
2,700	Seibu Holdings, Inc.	46,755
1,500	Sekisui House, Ltd.	24,838
2,500	Sumitomo Realty & Development Co., Ltd.	65,867
		779,474
Singapore—2.2%
29,000	Ascendas Real Estate Investment Trust	49,402
33,000	Frasers Logistics & Industrial Trust (a)	22,889
28,000	Global Logistic Properties, Ltd.	35,723
		108,014
	Total Asia (Cost $1,254,989)	1,257,155
Australia-—6.6%
37,000	Gateway Lifestyle (Stapled Unit)	65,298
9,000	Goodman Group	46,486
23,000	Ingenia Communities Group	47,589
30,000	Mirvac Group	47,696
20,000	Stockland	67,246
14,000	Viva Energy REIT (a)	24,069
3,000	Westfield Corp.	20,311
		318,695
	Total Australia (Cost $304,539)	318,695
	Security
Shares	Description	Value

Europe—17.9%
France—3.8%
1,800	Klepierre	$73,634
300	Nexity SA	15,065
400	Unibail-Rodamco SE	95,285
		183,984
Germany—4.0%
2,500	ADO Properties SA (b)	91,099
3,850	Dream Global Real Estate Investment Trust	26,178
1,800	TLG Immobilien AG	37,701
1,200	Vonovia SE	42,266
		197,244
Ireland—2.1%
15,000	Cairn Homes PLC (a)	19,389
12,000	Dalata Hotel Group PLC (a)	53,746
20,000	Hibernia REIT PLC	28,168
		101,303
Italy—0.6%
4,000	COIMA RES SpA (a)(b)	29,134
Norway—1.5%
4,850	Entra ASA (b)	51,950
15,000	Norwegian Property ASA	19,607
		71,557
Poland—0.5%
6,000	Atrium European Real Estate, Ltd.	25,681
Spain—2.8%
4,230	Hispania Activos Inmobiliarios Socimi SA	52,100
2,520	Lar Espana Real Estate Socimi SA	18,119
6,000	Merlin Properties Socimi SA	67,446
		137,665
Sweden—0.8%
4,000	Hemfosa Fastigheter AB	37,643
United Kingdom—1.8%
300	Derwent London PLC	8,883
1,000	Great Portland Estates PLC	7,270
1,000	Land Securities Group PLC	12,228
15,000	LondonMetric Property PLC	27,375
3,500	The UNITE Group PLC	23,712
1,000	Workspace Group PLC	7,705
		87,173
	Total Europe (Cost $903,359)	871,384
North & South America—48.9%
Mexico—1.9%
30,000	Corp. Inmobiliaria Vesta SAB de CV	45,347
14,000	Fibra Uno Administracion SA de CV	26,643
18,000	Hoteles City Express SAB de CV (a)	18,504
		90,494
United States—47.0%
440	AvalonBay Communities, Inc.	75,319
900	Boston Properties, Inc.	108,432
600	Camden Property Trust	48,864
3,500	Colony Capital, Inc.-Class A	66,535

The accompanying notes are an integral part of these financial statements.

Alpine Global Realty Growth & Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2016

	Security
Shares	Description	Value

North & South America—continued
United States—continued
600	CoreSite Realty Corp.	$44,244
1,300	DuPont Fabros Technology, Inc.	53,053
150	Equinix, Inc.	53,592
1,250	Equity Residential	77,187
370	Essex Property Trust, Inc.	79,213
1,800	Forest City Realty Trust, Inc.-Class A	38,862
1,600	Gaming and Leisure Properties, Inc.	52,528
3,600	General Growth Properties, Inc.	89,820
2,800	Host Hotels & Resorts, Inc.	43,344
1,700	Hudson Pacific Properties, Inc.	57,154
1,000	Kilroy Realty Corp.	71,830
1,500	Kimco Realty Corp.	39,915
1,900	Kite Realty Group Trust	47,367
1,100	LaSalle Hotel Properties	26,125
700	Lennar Corp.-Class A	29,183
700	LGI Homes, Inc. (a)	20,832
1,700	MGM Resorts International (a)	44,489
4,400	New York REIT, Inc.	41,448
5,000	NorthStar Realty Europe Corp.	49,450
1,700	Pebblebrook Hotel Trust	41,276
	Security
Shares	Description	Value

United States—continued
3,000	Prologis, Inc.	$156,480
350	Public Storage	74,802
1,100	QTS Realty Trust, Inc.-Class A	50,556
1,600	Simon Property Group, Inc.	297,536
800	SL Green Realty Corp.	78,576
3,500	Starwood Property Trust, Inc.	77,840
200	Taubman Centers, Inc.	14,492
500	The Howard Hughes Corp. (a)	54,915
1,000	The Macerich Co.	70,780
1,900	TRI Pointe Group, Inc. (a)	20,577
1,600	Urban Edge Properties	41,296
525	Vornado Realty Trust	48,710
		2,286,622
	Total North & South America (Cost $2,468,748)	2,377,116
	Total Common Stocks (Cost $4,931,635)	4,824,350
Total Investments (Cost $4,931,635) (c)—99.2%		4,824,350
Other Assets in Excess of Liabilities—0.8%		40,916
TOTAL NET ASSETS 100.0%		$4,865,266

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 3.5% of the Fund’s net assets.
(c)	See Note 8 for the cost of investments for federal tax purposes.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SA de CV—Sociedad Anonima de Capital Variable is the Spanish equivalent to Variable Capital Company.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable is the Spanish equivalent to Variable Capital Company.

SE—SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2016

	International	Realty	Emerging
	Real Estate	Income &	Markets Real
	Equity Fund	Growth Fund	Estate Fund
ASSETS:
Investments, at value(1)	$103,731,230	$111,991,485	$3,934,078
Foreign currencies, at value(2)	183,404	—	89,354
Cash	392	—	324
Receivable from investment securities sold	4,748,912	1,528,125	18,844
Dividends and interest receivable	81,609	25,421	2,496
Tax reclaim receivable	31,926	2,468	—
Receivable from capital shares issued	1,370	21,157	1,837
Unrealized appreciation on forward currency contracts	1,717,834	—	2,696
Due from Adviser	4,645	16,907	11,775
Prepaid expenses and other assets	2,435	1,533	92
Total assets	110,503,757	113,587,096	4,061,496

LIABILITIES:
Payable for investment securities purchased	2,268,430	707,157	64,309
Payable to custodian	—	26	—
Unrealized depreciation on forward currency contracts	—	—	1,187
Payable for capital shares redeemed	88,365	33,429	—
Payable for line of credit (Note 2)	—	1,874,160	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	92,908	96,028	3,393
Distribution fees (Note 5)	1,566	17,874	1,816
Trustee fees (Note 6)	2,686	2,784	94
Other	180,699	132,530	23,139
Total liabilities	2,634,654	2,863,988	93,938
Net Assets	$107,869,103	$110,723,108	$3,967,558

NET ASSETS REPRESENTED BY:
Paid-in-capital	$875,782,873	$55,290,643	$5,291,389
Undistributed (distributions in excess of) net investment income	(425,689)	—	56,458
Accumulated net realized gain (loss) from investments and foreign currency transactions	(724,209,152)	(937,914)	(1,447,201)
Net unrealized appreciation/(depreciation) on:
Investments	(44,987,615)	56,370,445	65,406
Foreign currency translations	1,708,686	(66)	1,506
Net Assets	$107,869,103	$110,723,108	$3,967,558

Net asset value
Institutional Class
Net assets	$107,744,016	$107,915,828	$3,705,551
Shares outstanding	5,537,522	4,880,791	253,811
Net asset value, offering price and redemption price per share*	$19.46	$22.11	$14.60
Class A
Net assets	$125,087	$2,807,280	$262,007
Shares outstanding	6,470	127,113	17,973
Net asset value per share	$19.33	$22.08	$14.58
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$20.46	$23.37	$15.43
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$148,718,845	$55,621,040	$3,868,672
(2) Total cost of foreign currencies	$183,396	$—	$89,353

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
October 31, 2016

		Global
	Global	Realty
	Infrastructure	Growth &
	Fund	Income Fund
ASSETS:
Investments, at value(1)	$150,434,845	$4,824,350
Foreign currencies, at value(2)	—	132
Cash	474	63,003
Receivable from investment securities sold	1,890,444	32,264
Dividends and interest receivable	259,609	4,583
Tax reclaim receivable	26,250	1,446
Receivable from capital shares issued	20,729	—
Unrealized appreciation on forward currency contracts	814,652	22,513
Due from Adviser	28,299	11,360
Prepaid expenses and other assets	3,884	199
Total assets	153,479,186	4,959,850

LIABILITIES:
Payable for investment securities purchased	2,771,516	73,766
Payable to custodian	78	—
Unrealized depreciation on forward currency contracts	56,427	59
Payable for capital shares redeemed	40,599	—
Accrued expenses and other liabilities:
Investment advisory fees (Note 6)	128,329	4,184
Distribution fees (Note 5)	19,089	—
Trustee fees (Note 6)	3,688	117
Other	134,793	16,458
Total liabilities	3,154,519	94,584
Net Assets	$150,324,667	$4,865,266

NET ASSETS REPRESENTED BY:
Paid-in-capital	$165,793,584	$5,112,583
Undistributed (distributions in excess of) net investment income	967,170	(5,667)
Accumulated net realized loss from investments and foreign currency transactions	(16,409,633)	(156,620)
Net unrealized appreciation/(depreciation) on:
Investments	(783,138)	(107,285)
Foreign currency translations	756,684	22,255
Net Assets	$150,324,667	$4,865,266

Net asset value
Institutional Class
Net assets	$134,219,886	$4,865,266
Shares outstanding	7,635,624	511,315
Net asset value, offering price and redemption price per share*	$17.58	$9.52
Class A
Net assets	$16,104,781	$—
Shares outstanding	917,619	—
Net asset value per share	$17.55	$—
Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$18.57	$—
* If applicable, redemption price per share may be reduced by a redemption fee.
(1) Total cost of investments	$151,217,983	$4,931,635
(2) Total cost of foreign currencies	$—	$131

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2016

	International	Realty	Emerging
	Real Estate	Income &	Markets Real
	Equity Fund	Growth Fund	Estate Fund
INVESTMENT INCOME:
Dividend income	$2,475,079	$4,207,115	$135,907
Less: Foreign taxes withheld	(141,575)	(3,143)	(7,589)
Interest and other income (Note 10)	106,951	2,341	58
Total investment income	2,440,455	4,206,313	128,376
EXPENSES:
Investment advisory fee (Note 6)	1,162,667	1,159,375	41,498
Transfer agent fees	170,662	157,162	8,025
Audit and tax fees	41,550	38,591	27,622
Accounting and custody fees	72,875	16,448	25,261
Registration and filing fees	31,156	28,706	30,907
Printing and mailing fees	23,756	25,371	2,064
Administration fee (Note 6)	26,497	28,014	944
Compliance fees (Note 6)	4,563	4,809	—
Interest (Note 2)	368	71,711	198
Trustee fees (Note 6)	15,391	15,422	527
Distribution fees - Class A (Note 5)	285	6,639	789
Legal fees	13,213	9,789	874
Other fees	34,511	26,508	430
Total expenses	1,597,494	1,588,545	139,139
Less: Fee waivers and/or expense reimbursements (Note 6)	(33,740)	(16,764)	(82,129)
Net expenses	1,563,754	1,571,781	57,010
Net investment income	876,701	2,634,532	71,366

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) from:
Investments	(2,927,295)	4,849,711	(328,943)
Foreign currency transactions	(434,542)	(441)	(6,215)
Net realized gain/(loss) from investments and foreign currency	(3,361,837)	4,849,270	(335,158)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,910,207)	(1,508,814)	330,734
Foreign currency translations	1,568,992	320	1,874
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	(3,341,215)	(1,508,494)	332,608
Net gain/(loss) on investments and foreign currency	(6,703,052)	3,340,776	(2,550)
Increase (decrease) in net assets from operations	$(5,826,351)	$5,975,308	$68,816

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the year ended October 31, 2016

		Global
	Global	Realty
	Infrastructure	Growth &
	Fund	Income Fund (a)
INVESTMENT INCOME:
Dividend income	$9,819,217	$159,958
Less: Foreign taxes withheld	(280,763)	(7,698)
Interest income	990	24
Total investment income	9,539,444	152,284

EXPENSES:
Investment advisory fee (Note 6)	1,652,715	49,245
Transfer agent fees	163,618	4,805
Audit and tax fees	48,456	26,988
Accounting and custody fees	59,554	459
Registration and filing fees	31,546	18,211
Printing and mailing fees	43,169	3,835
Administration fee (Note 6)	37,992	1,114
Compliance fees (Note 6)	6,635	215
Interest (Note 2)	10,479	—
Trustee fees (Note 6)	21,978	650
Distribution fees - Class A (Note 5)	45,457	—
Legal fees	7,473	2,053
Other fees	43,469	11,441
Total expenses	2,172,541	119,016
Less: Fee waivers and/or expense reimbursements (Note 6)	(133,347)	(52,535)
Net expenses	2,039,194	66,481
Net investment income	7,500,250	85,803

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss from:
Investments	(8,161,284)	(108,312)
Foreign currency transactions	(159,825)	(27,195)
Net realized loss from investments and foreign currency	(8,321,109)	(135,507)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,900,491	(107,285)
Foreign currency translations	462,820	22,255
Change in net unrealized appreciation/(depreciation) on investments and foreign currency	2,363,311	(85,030)
Net loss on investments and foreign currency	(5,957,798)	(220,537)
Increase (decrease) in net assets from operations	$1,542,452	$(134,734)

(a) Commenced operations on November 2, 2015.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$876,701	$9,263,648
Net realized gain (loss) from:
Investments	(2,927,295)	(15,315,166)
Foreign currency transactions	(434,542)	791,686
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,910,207)	(6,431,766)
Foreign currency translations	1,568,992	(1,075,712)
Decrease in net assets from operations	(5,826,351)	(12,767,310)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(8,424,396)	—
Distributions to Class A Shareholders:
From net investment income	(8,565)	—
Decrease in net assets from distributions to shareholders	(8,432,961)	—

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	553,767	1,203,520
Dividends reinvested	8,153,557	—
Redemption fees (Note 2)	308	406
Cost of shares redeemed	(15,759,016)	(28,628,334)
Decrease in net assets from capital share transactions	(7,051,384)	(27,424,408)
Net decrease in net assets	(21,310,696)	(40,191,718)

NET ASSETS:
Beginning of year	129,179,799	169,371,517
End of year*	$107,869,103	$129,179,799
* Including undistributed (distributions in excess of) net investment income of:	$(425,689)	$5,739,895

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$2,634,532	$2,335,613
Net realized gain (loss) from:
Investments	4,849,711	2,753,414
Foreign currency transactions	(441)	(4,833)
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,508,814)	2,939,428
Foreign currency translations	320	688
Increase in net assets from operations	5,975,308	8,024,310

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(2,831,973)	(2,476,035)
From net realized gain on investments	(2,325,211)	(1,393,428)
Distributions to Class A Shareholders:
From net investment income	(66,086)	(61,047)
From net realized gain on investments	(59,848)	(34,355)
Decrease in net assets from distributions to shareholders	(5,283,118)	(3,964,865)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	3,567,431	8,702,292
Dividends reinvested	4,659,983	3,504,090
Redemption fees (Note 2)	390	1,823
Cost of shares redeemed	(14,009,369)	(15,880,024)
Decrease in net assets from capital share transactions	(5,781,565)	(3,671,819)
Net increase (decrease) in net assets	(5,089,375)	387,626

NET ASSETS:
Beginning of year	115,812,483	115,424,857
End of year*	$110,723,108	$115,812,483
* Including distributions in excess of net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Emerging Markets Real Estate Fund
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$71,366	$137,209
Net realized gain (loss) from:
Investments	(328,943)	(199,695)
Foreign currency transactions	(6,215)	5,827
Change in net unrealized appreciation/(depreciation) on:
Investments	330,734	(649,578)
Foreign currency translations	1,874	(5,635)
Increase (decrease) in net assets from operations	68,816	(711,872)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(79,946)	(190,847)
Distributions to Class A Shareholders:
From net investment income	(6,525)	(25,990)
Decrease in net assets from distributions to shareholders	(86,471)	(216,837)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	82,917	486,774
Dividends reinvested	76,804	189,793
Redemption fees (Note 2)	26	42
Cost of shares redeemed	(841,183)	(1,198,244)
Decrease in net assets from capital share transactions	(681,436)	(521,635)
Net decrease in net assets	(699,091)	(1,450,344)

NET ASSETS:
Beginning of year	4,666,649	6,116,993
End of year*	$3,967,558	$4,666,649
* Including undistributed net investment income of:	$56,458	$86,251

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Global Infrastructure Fund
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
OPERATIONS:
Net investment income	$7,500,250	$7,773,895
Net realized gain (loss) from:
Investments	(8,161,284)	(6,924,183)
Foreign currency transactions	(159,825)	3,417,088
Change in net unrealized appreciation/(depreciation) on:
Investments	1,900,491	(22,913,458)
Foreign currency translations	462,820	(1,137,512)
Increase (decrease) in net assets from operations	1,542,452	(19,784,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(6,327,225)	(6,786,261)
From net realized gain on investments	—	(1,788,105)
From tax return of capital	—	(416,438)
Distributions to Class A Shareholders:
From net investment income	(749,925)	(910,486)
From net realized gain on investments	—	(239,611)
From tax return of capital	—	(51,090)
Decrease in net assets from distributions to shareholders	(7,077,150)	(10,191,991)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	8,434,552	95,574,887
Proceeds from shares sold-Merger	—	53,861,934
Dividends reinvested	4,511,779	6,479,854
Redemption fees (Note 2)	6,191	29,502
Cost of shares redeemed	(85,948,991)	(110,218,226)
Increase (decrease) in net assets from capital share transactions	(72,996,469)	45,727,951
Net increase (decrease) in net assets	(78,531,167)	15,751,790

NET ASSETS:
Beginning of year	228,855,834	213,104,044
End of year*	$150,324,667	$228,855,834
* Including undistributed (distributions in excess of) net investment income of:	$967,170	$(5,825)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

Global Realty
Growth &
Income Fund
Period Ended
October 31, 2016 (a)
OPERATIONS:
Net investment income	$85,803
Net realized loss from:
Investments	(108,312)
Foreign currency transactions	(27,195)
Change in net unrealized appreciation/(depreciation) on:
Investments	(107,285)
Foreign currency translations	22,255
Decrease in net assets from operations	(134,734)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Institutional Class Shareholders:
From net investment income	(112,583)
Decrease in net assets from distributions to shareholders	(112,583)

CAPITAL SHARE TRANSACTIONS (NOTE 3):
Net proceeds from shares sold	5,000,000
Dividends reinvested	112,583
Increase in net assets from capital share transactions	5,112,583
Net increase in net assets	4,865,266

NET ASSETS:
End of period*	$4,865,266
* Including distributions in excess of net investment income of:	$(5,667)

(a) Commenced operations on November 2, 2015.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights

(For a share outstanding throughout each year)

	International Real Estate Equity Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$21.92	$23.84	$23.87	$22.23	$20.53
Income from investment operations:
Net investment income (loss)	0.17	1.48	(0.09)	(0.35)	0.01
Net realized and unrealized gain (loss)	(1.16)	(3.40)	0.11	2.09	2.23
Total from investment operations	(0.99)	(1.92)	0.02	1.74	2.24
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(1.47)	—	(0.05)	(0.10)	(0.54)
Total distributions	(1.47)	—	(0.05)	(0.10)	(0.54)
Net asset value per share, end of year	$19.46	$21.92	$23.84	$23.87	$22.23
Total return	(4.70)%	(8.05)%	0.08%	7.83%	11.57%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$107,744	$129,048	$169,226	$206,580	$299,965
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.37%	1.43%	1.60%	1.48%	1.47%
After waivers and/or expense reimbursements (c)	1.34%	1.43%	1.60%	1.48%	1.47%
Ratio of net investment income (loss) to average net assets	0.75%	6.46%	0.23%	(0.32)%	0.51%
Portfolio turnover (d)	33%	28%	23%	19%	12%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.37%, 1.41%, 1.57%, 1.44% and 1.39% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.34%, 1.41%, 1.57%, 1.44% and 1.39% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	International Real Estate Equity Fund
	Years Ended October 31,					Period Ended October 31,
	2016	2015†	2014†		2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$21.79	$23.75	$23.81		$22.19	$17.92
Income from investment operations:
Net investment income (loss)	0.08	1.34	(0.00	)(b)	(0.12)	0.08
Net realized and unrealized gain (loss)	(1.12)	(3.30)	(0.06)		1.79	4.19
Total from investment operations	(1.04)	(1.96)	(0.06)		1.67	4.27
Redemption fees	0.00 (b)	—	0.00	(b)	0.00 (b)	—
Less distributions:
From net investment income	(1.42)	—	—		(0.05)	—
Total distributions	(1.42)	—	—		(0.05)	—
Net asset value per share, end of period	$19.33	$21.79	$23.75		$23.81	$22.19
Total return (c)	(4.99)%	(8.25)%	(0.25)%		7.53%	23.83	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$125	$132	$146		$146	$128
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.60%	1.68%	1.85%		1.73%	1.72	%(f)
After waivers and/or expense reimbursements (g)	1.57%	1.68%	1.85%		1.73%	1.72	%(f)
Ratio of net investment income (loss) to average net assets	0.54%	6.00%	—%		(0.46)%	0.48	%(f)
Portfolio turnover (h)	33%	28%	23%		19%		12%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.60%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.64% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.57%, 1.66%, 1.82% and 1.69% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.64% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Realty Income & Growth Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$22.00	$21.29	$18.17	$17.37	$15.56
Income from investment operations:
Net investment income	0.49	0.44	0.52	0.54	0.46
Net realized and unrealized gain	0.64	1.02	3.35	1.01	2.07
Total from investment operations	1.13	1.46	3.87	1.55	2.53
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions:
From net investment income	(0.56)	(0.48)	(0.50)	(0.65)	(0.72)
From net realized gains	(0.46)	(0.27)	(0.25)	(0.10)	—
Total distributions	(1.02)	(0.75)	(0.75)	(0.75)	(0.72)
Net asset value per share, end of year	$22.11	$22.00	$21.29	$18.17	$17.37
Total return	5.15%	6.98%	21.90%	9.02%	16.44%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$107,916	$112,927	$112,984	$98,798	$106,304
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.36%	1.35%	1.47%	1.50%	1.41%
After waivers and/or expense reimbursements (c)	1.35%	1.35%	1.42%	1.43%	1.41%
Ratio of net investment income to average net assets	2.28%	2.00%	2.71%	2.99%	2.73%
Portfolio turnover (d)	15%	32%	32%	33%	28%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.30%, 1.31%, 1.40%, 1.42% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.29%, 1.31%, 1.35%, 1.35% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Realty Income & Growth Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†	2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$21.97	$21.26	$18.16	$17.35	$15.60
Income from investment operations:
Net investment income	0.45	0.33	0.46	0.59	0.32
Net realized and unrealized gain	0.63	1.08	3.34	0.93	1.95
Total from investment operations	1.08	1.41	3.80	1.52	2.27
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.50)	(0.43)	(0.45)	(0.61)		(0.52)
From net realized gains	(0.46)	(0.27)	(0.25)	(0.10)	—
Total distributions	(0.96)	(0.70)	(0.70)	(0.71)		(0.52)
Net asset value per share, end of period	$22.09	$21.97	$21.26	$18.16	$17.35
Total return (c)	4.90%	6.72%	21.51%	8.85%	14.53	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$2,807	$2,886	$2,441	$1,168	$115
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.59%	1.60%	1.72%	1.75%	1.66	%(f)
After waivers and/or expense reimbursements (g)	1.58%	1.60%	1.67%	1.67%	1.66	%(f)
Ratio of net investment income to average net assets	2.07%	1.72%	2.42%	3.00%	2.18	%(f)
Portfolio turnover (h)	15%	32%	32%	33%		28%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.53%, 1.56%, 1.65% and 1.67% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.52%, 1.56%, 1.60% and 1.59% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.58% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Emerging Markets Real Estate Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$14.54	$17.30	$17.37	$17.16	$14.68
Income from investment operations:
Net investment income	0.27	0.43	0.50	0.25	0.12
Net realized and unrealized gain (loss)	0.07	(2.55)	(0.18)	0.13	2.36
Total from investment operations	0.34	(2.12)	0.32	0.38	2.48
Redemption fees	0.00 (a)	0.00 (a)	0.03	0.04	0.00 (a)
Less distributions:
From net investment income	(0.28)	(0.64)	(0.27)	(0.21)	—
From net realized gains	—	—	(0.15)	—	—
Total distributions	(0.28)	(0.64)	(0.42)	(0.21)	—
Net asset value per share, end of year	$14.60	$14.54	$17.30	$17.37	$17.16
Total return	2.40%	(12.59)%	2.29%	2.36%	16.89%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$3,706	$4,264	$5,332	$9,051	$4,288
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	3.33%	2.97%	2.38%	2.35%	2.95%
After waivers and/or expense reimbursements (c)	1.35%	1.35%	1.36%	1.35%	1.35%
Ratio of net investment income to average net assets	1.73%	2.54%	2.39%	1.22%	0.97%
Portfolio turnover (d)	67%	78%	117%	120%	102%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.33%, 2.97%, 2.37%, 2.35% and 2.95% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Emerging Markets Real Estate Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†	2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$14.50	$17.25	$17.32	$17.13	$13.45
Income from investment operations:
Net investment income	0.37	0.46	0.39	0.05	0.13
Net realized and unrealized gain (loss)	(0.06)	(2.61)	(0.11)	0.29	3.55
Total from investment operations	0.31	(2.15)	0.28	0.34	3.68
Redemption fees	0.00 (b)	0.00 (b)	0.02	0.03	0.00	(b)
Less distributions:
From net investment income	(0.23)	(0.60)	(0.22)	(0.18)	—
From net realized gains	—	—	(0.15)	—	—
Total distributions	(0.23)	(0.60)	(0.37)	(0.18)	—
Net asset value per share, end of period	$14.58	$14.50	$17.25	$17.32	$17.13
Total return (c)	2.20%	(12.80)%	2.01%	2.10%	27.36	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$262	$403	$785	$708	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	3.56%	3.22%	2.63%	2.60%	3.01	%(f)
After waivers and/or expense reimbursements (g)	1.58%	1.60%	1.61%	1.60%	1.61	%(f)
Ratio of net investment income to average net assets	1.58%	2.42%	2.49%	0.93%	1.05	%(f)
Portfolio turnover (h)	67%	78%	117%	120%		102%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 3.55%, 3.22%, 2.63% and 2.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 3.01% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.58%, 1.60%, 1.60% and 1.60% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.61% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year)

	Global Infrastructure Fund
	Years Ended October 31,
	2016	2015†	2014†	2013†	2012†
Institutional Class:
Net asset value per share, beginning of year	$17.66	$20.14	$19.24	$15.93	$14.32
Income from investment operations:
Net investment income	0.81	0.71	0.60	0.71	0.65
Net realized and unrealized gain (loss)	(0.13)	(2.25)	1.36	3.25	1.60
Total from investment operations	0.68	(1.54)	1.96	3.96	2.25
Redemption fees	0.00 (a)	0.00 (a)	0.00 (a)	0.01	0.00 (a)
Less distributions:
From net investment income	(0.76)	(0.71)	(0.71)	(0.66)	(0.64)
From net realized gains	—	(0.19)	(0.35)	—	—
Tax return of capital	—	(0.04)	—	—	—
Total distributions	(0.76)	(0.94)	(1.06)	(0.66)	(0.64)
Net asset value per share, end of year	$17.58	$17.66	$20.14	$19.24	$15.93
Total return	4.01%	(7.90)%	10.52%	25.35%	16.09%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$134,220	$207,034	$185,904	$125,277	$46,998
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (b)	1.29%	1.28%	1.21%	1.24%	1.33%
After waivers and/or expense reimbursements (c)	1.21%	1.26%	1.21%	1.24%	1.33%
Ratio of net investment income to average net assets	4.56%	3.60%	3.14%	4.18%	4.30%
Portfolio turnover (d)	58%	116%	109%	147%	148%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	The amount is less than $0.005 per share.
(b)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.28%, 1.27%, 1.21%, 1.24% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(c)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.20%, 1.25%, 1.21%, 1.24% and 1.33% for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout each year or period)

	Global Infrastructure Fund
	Years Ended October 31,				Period Ended October 31,
	2016	2015†	2014†	2013†	2012†(a)
Class A:
Net asset value per share, beginning of period	$17.63	$20.11	$19.22	$15.92	$13.91
Income from investment operations:
Net investment income	0.76	0.61	0.57	0.69	0.43
Net realized and unrealized gain (loss)	(0.12)	(2.21)	1.34	3.22	2.04
Total from investment operations	0.64	(1.60)	1.91	3.91	2.47
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00	(b)
Less distributions:
From net investment income	(0.72)	(0.63)	(0.67)	(0.62)		(0.46)
From net realized gains	—	(0.21)	(0.35)	—	—
Tax return of capital	—	(0.04)	—	—	—
Total distributions	(0.72)	(0.88)	(1.02)	(0.62)		(0.46)
Net asset value per share, end of period	$17.55	$17.63	$20.11	$19.22	$15.92
Total return (c)	3.75%	(8.15)%	10.22%	25.04%	17.94	%(d)
Ratios/Supplemental Data
Net Assets at end of period (000)	$16,105	$21,822	$27,200	$19,941	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements (e)	1.54%	1.52%	1.46%	1.49%	1.67	%(f)
After waivers and/or expense reimbursements (g)	1.46%	1.50%	1.46%	1.49%	1.60	%(f)
Ratio of net investment income to average net assets	4.34%	3.47%	2.92%	3.67%	3.67	%(f)
Portfolio turnover (h)	58%	116%	109%	147%		148%

†	Beginning with the year ended October 31, 2015, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(a)	Class A commenced operations on December 30, 2011.
(b)	The amount is less than $0.005 per share.
(c)	Total returns would be reduced if a sales or redemption charge was taken into account.
(d)	Not annualized.
(e)	Ratio of total expenses to average net assets excluding interest expense before waivers and/or expense reimbursements was 1.53%, 1.52%, 1.46% and 1.49% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.67% for the period ended October 31, 2012.
(f)	Annualized.
(g)	Ratio of total expenses to average net assets excluding interest expense after waivers and/or expense reimbursements was 1.45%, 1.50%, 1.46% and 1.49% for the years ended October 31, 2016, 2015, 2014 and 2013, respectively, and 1.60% for the period ended October 31, 2012.
(h)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued

(For a share outstanding throughout the period)

	Global Realty Growth & Income Fund
	Period Ended October 31, 2016 (a)
Institutional Class:
Net asset value per share, beginning of period	$10.00
Income from investment operations:
Net investment income	0.17
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.26)
Less distributions:
From net investment income	(0.22)
Total distributions	(0.22)
Net asset value per share, end of period	$9.52
Total return	(2.65	)%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,865
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.42	%(c)
After waivers and/or expense reimbursements	1.35	%(c)
Ratio of net investment income to average net assets	1.74	%(c)
Portfolio turnover (d)	35%

(a)	Institutional Class commenced operations on November 2, 2015.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements

October 31, 2016

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Realty Growth & Income Fund are five separate series of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine International Real Estate Equity Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund are diversified funds. The Alpine Realty Income & Growth Fund and Alpine Global Realty Growth & Income Fund are non-diversified funds. Alpine International Real Estate Equity Fund seeks long-term capital growth. Current income is a secondary objective. Alpine Realty Income & Growth Fund seeks a high level of current income. Capital appreciation is a secondary objective. Alpine Emerging Markets Real Estate Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Infrastructure Fund seeks capital appreciation. Current income is a secondary objective. Alpine Global Realty Growth & Income Fund seeks total return through growth of capital and current income. Alpine Global Realty Growth & Income Fund commenced operations on November 2, 2015.

Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds. The Funds offer Institutional Class and Class A shares (except Alpine Global Realty Growth & Income Fund, which does not currently offer Class A shares). Institutional Class shares are sold without a sales charge. Class A shares have an initial sales charge, which may be waived under certain conditions as described in the Funds’ prospectus. Class A shares may be subject to Contingent Deferred Sales Charges (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities, except that Class A shares bear certain expenses related to the distribution fee of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic (“ASC”) 946 Financial Services – Investment Companies.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern Time). In computing NAV, portfolio securities of the Funds are valued at their current fair values determined on the basis of market quotations or if market quotations are not readily available or determined to be unreliable, through procedures and/or guidelines established by the Board. In computing the Funds’ NAV, equity securities that are traded on a securities exchange in the United States, except for those listed on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (collectively, “NASDAQ”) and option securities are valued at the last reported sale price as of the time of valuation. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Prices (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity-linked structured notes are valued by referencing the last reported sale or settlement price of the underlying security on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the underlying security’s trading currency to the equity-linked structured note’s settlement currency. Each option security traded on a securities exchange in the United States is valued at the last current reported sales price as of the time of valuation if the last current reported sales price falls

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

within the consolidated bid/ask quote. If the last current reported sale price does not fall within the consolidated bid/ask quote, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Forward currency contracts are valued based on third-party vendor quotations. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System is valued at the NOCP, as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty of the option, or if the counterparty’s price is not readily available, then by using the Black-Scholes method. Debt and short-term securities are valued based on an evaluated bid price as furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds’ NAVs are not calculated.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board. The Funds may also use fair value pricing, if the value of a security it holds is, pursuant to the Board guidelines, materially affected by events occurring before the Funds’ NAVs are calculated but after the close of the primary market or market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. The Board has approved the use of a third-party pricing vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign equities and OTC derivatives traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices. The Fund may also fair value a security if the Fund or Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market.

For securities valued by the Funds, valuation techniques are used to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The Board of Trustees adopted procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Board of Trustees has established a Valuation Committee which is responsible for: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.

Fair Value Measurement:

In accordance with FASB ASC, “Fair Value Measurement” (“ASC 820”), defines fair value as the value that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities’ own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

•	Level 1 —	Unadjusted quoted prices in active markets for identical investments.

•	Level 2 —	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

•	Level 3 —	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting year end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under ASC 820.

For certain Level 3 investments the Adviser may perform due diligence that may include visiting a company’s largest projects, meeting with the company’s management team, and having discussions with company management regarding the operation of its business. The Adviser considers all of this information in the determination of fair value. International Real Estate Equity Fund has retained a third-party independent valuation firm to provide input on the methodology to value a particular investment and the range of its values.

The following is a summary of the inputs used to value the Funds’ assets and liabilities carried at fair value as of October 31, 2016:

	Valuation Inputs
International Real Estate Equity Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$43,104,401	$404,210	$4,161,602	$47,670,213
Europe	33,207,199	—	11,469	33,218,668
North & South America	17,371,729	—	—	17,371,729
Investment Companies	276,620	—	—	276,620
Short-Term Investments	—	5,194,000	—	5,194,000
Total	$93,959,949	$5,598,210	$4,173,071	$103,731,230
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$1,717,834	$—	$1,717,834
Total	$—	$1,717,834	$—	$1,717,834

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

	Valuation Inputs
Realty Income & Growth Fund*	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Trusts	$109,982,257	$—	$—	$109,982,257
Common Stocks	494,640	—	—	494,640
Preferred Stocks	1,514,588	—	—	1,514,588
Total	$111,991,485	$—	$—	$111,991,485
	Valuation Inputs
Emerging Markets Real Estate Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$2,057,581	$255,134	$—	$2,312,715
Europe	125,352	—	—	125,352
Middle East/Africa	309,148	—	—	309,148
North & South America	587,588	16,879	—	604,467
Preferred Stocks	8,247	—	—	8,247
Equity-Linked Structured Notes	—	356,149	—	356,149
Short-Term Investments	—	218,000	—	218,000
Total	$3,087,916	$846,162	$—	$3,934,078
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$2,696	$—	$2,696
Liabilities
Forward Currency Contracts	—	(1,187)	—	(1,187)
Total	$—	$1,509	$—	$1,509
	Valuation Inputs
Global Infrastructure Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks
Asia	$17,868,952	$1,394,385	$—	$19,263,337
Europe	47,479,701	—	—	47,479,701
North & South America	79,983,417	—	—	79,983,417
Equity-Linked Structured Notes	—	1,251,433	—	1,251,433
Rights	—	79,957	—	79,957
Short-Term Investments	—	2,377,000	—	2,377,000
Total	$145,332,070	$5,102,775	$—	$150,434,845
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$814,652	$—	$814,652
Liabilities
Forward Currency Contracts	—	(56,427)	—	(56,427)
Total	$—	$758,225	$—	$758,225

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

	Valuation Inputs
Global Realty Growth & Income Fund*	Level 1	Level 2	Level 3	Total Value
Common Stocks	$4,824,350	$—	$—	$4,824,350
Total	$4,824,350	$—	$—	$4,824,350
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total Value
Assets
Forward Currency Contracts	$—	$22,513	$—	$22,513
Liabilities
Forward Currency Contracts	—	(59)	—	(59)
Total	$—	$22,454	$—	$22,454

*	For detailed country and sector descriptions, see accompanying Schedule of Portfolio Investments.

For the year ended October 31, 2016, there were no transfers between Level 1, Level 2 and Level 3. The Funds recognize transfers as of the beginning of the year.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Real Estate Equity Fund
Balance as of October 31, 2015	$3,865,487
Realized gain (loss)	—
Change in net unrealized appreciation*	307,584
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of October 31, 2016	$4,173,071
Change in net unrealized appreciation/(depreciation) on Level 3 assets held at year end	$307,584

*	Statements of Operations Location: Change in net unrealized appreciation/(depreciation) on investments and foreign currency.

Alpine Mutual Funds

Notes to Financial Statements—Continued

October 31, 2016

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments, as of October 31, 2016:

International Real Estate Equity Fund

Asset	Fair Value at 10/31/16	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock	$4,161,602*	Market Approach	Liquidity Discount	20%	20%	Fair Value would Decrease
			Total Enterprise Value / Revenue	2.00x to 2.50x	2.25x	Fair Value would Increase
			Price / Book	0.90x to 1.30x	1.10x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	17.0%-19.0%	18.0%	Fair Value would Decrease
Common Stock	$11,469*	Adjusted Book Value	Discount to NAV	50%	50%	Fair Value would Decrease

*	Represents a single security, as of October 31, 2016. As a result, the range of values and weighted average for each unobservable input refer to a single value.

The significant unobservable inputs used in the fair value measurement of common stocks is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital and discount to NAV. Other market indicators are also considered. Changes in any of those inputs would result in lower or higher fair value measurement.

B. Security Transactions and Investment Income:

Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

C. Line of Credit and Custody Overdrafts:

On December 1, 2010, the Trust entered into a lending agreement with BNP Paribas through its New York branch (“BNPP NY”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.95% per annum on amounts borrowed. The BNPP NY facility provides secured, uncommitted lines of credit for the Funds where selected Funds assets are pledged against advances made to the respective Fund. Each Fund has granted a security interest in all pledged assets used as collateral to the BNPP NY facility. Each Fund is permitted to borrow up to 33.33% of its total assets for extraordinary or emergency purposes. Additionally, each of the Funds is permitted to borrow up to 10% of its respective total assets for investment purposes but in no case shall any Fund’s total outstanding borrowings exceed 33.33% of its total assets. Either BNPP NY or the Funds may terminate this agreement upon delivery of written notice. For the year ended October 31, 2016, the average interest rate paid on outstanding borrowings under the line of credit was 1.45%, 1.39%, 1.42% and 1.38% for the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund, respectively. The Funds may also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund
Total line of credit amount available for investment purposes at October 31, 2016	$11,050,376	$11,358,710	$406,150	$15,347,919
Line of credit outstanding at October 31, 2016	—	1,874,160	—	—
Line of credit amount unused at October 31, 2016	11,050,376	9,484,550	406,150	15,347,919
Average balance outstanding during the year	24,925	5,128,767	13,712	746,598
Maximum balance outstanding during the year	3,013,353	8,844,637	110,828	10,293,720
Interest expense incurred on line of credit during the year	368	71,711	198	10,479
Interest expense incurred on custody overdrafts during the year	—	—	—	37

D. Federal and Other Income Taxes:

It is each Fund’s policy to comply with the Federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no Federal income tax provision is required. Capital gains realized on some foreign securities are subject to foreign taxes. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such capital gains and withholding taxes, which are accrued as applicable, may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake procedural steps to claim the benefits of such treaties. Where available, the Funds will file refund claims for foreign taxes withheld.

FASB ASC 740-10 “Income Taxes” – Overall sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of October 31, 2016, open Federal and New York tax years include the tax years ended October 31, 2013 through 2016. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable. Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. As of October 31, 2016, there were no outstanding balances of accrued capital gains taxes for the Funds.

E. Distributions to Shareholders:

Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes of the Funds based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific distribution expenses are limited to those incurred under the Distribution Plan for Class A shares (See Note 5).

G. Foreign Currency Translation Transactions:

The International Real Estate Equity Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund may invest without limitation in foreign securities. The Realty Income & Growth Fund may invest up to 35% of its net assets in foreign securities. The Global Realty Growth & Income Fund will invest at least 40% of its net assets in foreign securities. The Funds do not isolate the portion of each portfolio invested in foreign securities of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market process. Such fluctuations are included with net realized and unrealized gain or loss from investments. Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translations gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. dollar-denominated amounts are translated into U.S. dollars as follows, with the resultant translations gains and losses recorded in the Statements of Operations:

i)	fair value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Equity-Linked Structured Notes:

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Emerging Markets Real Estate Fund and Global Infrastructure Fund held six and one equity-linked structured notes, respectively, as of October 31, 2016.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

J. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward currency contracts to gain exposure to or economically hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Funds’ forward contracts are not subject to a master netting agreement or similar agreement. The International Real Estate Equity Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into forward currency contracts during the reporting period to economically hedge against changes in the value of foreign currencies. During the year ended October 31, 2016, the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund entered into twelve, four, fifteen and six forward contracts, respectively. The average monthly principal amount for forward contracts held by the International Real Estate Equity Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund throughout the period was $24,239,867, $153,612, $30,419,215 and $636,337, respectively. This is based on amounts held as of each month-end throughout the fiscal year.

The following forward currency contracts were held as of October 31, 2016:

International Real Estate Equity Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	6,000,000 EUR	$6,863,700	$6,596,210	$267,490
British Pound	State Street Bank and Trust Company	12/07/16	4,000,000 GBP	5,938,800	4,899,611	1,039,189
Japanese Yen	State Street Bank and Trust Company	12/07/16	1,300,000,000 JPY	12,822,916	12,411,761	411,155
					$23,907,582	$1,717,834

Emerging Markets Real Estate Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
Euro	State Street Bank and Trust Company	12/07/16	10,000 EUR	$10,978	$10,993	$15
British Pound	State Street Bank and Trust Company	12/07/16	14,000 GBP	18,336	17,149	(1,187)
					$28,142	$(1,172)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	100,000 EUR	$111,244	$109,937	$1,307
British Pound	State Street Bank and Trust Company	12/07/16	20,000 GBP	25,872	24,498	1,374
					$134,435	$2,681

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Global Infrastructure Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	4,500,000 EUR	$5,076,765	$4,947,157	$129,608
Euro	State Street Bank and Trust Company	12/07/16	14,000,000 EUR	16,076,200	15,391,156	685,044
HKD	State Street Bank and Trust Company	11/02/16	63,000,000 HKD	8,066,788	8,123,215	(56,427)
					$28,461,528	$758,225

Global Realty Growth & Income Fund

Description	Counterparty	Settlement Date	Currency	Settlement Value	Current Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
British Pound	State Street Bank and Trust Company	12/07/16	30,000 GBP	$36,806	$36,747	$(59)
					$36,747	$(59)
Contracts Sold:
Euro	State Street Bank and Trust Company	12/07/16	350,000 EUR	$389,355	$384,779	$4,576
British Pound	State Street Bank and Trust Company	12/07/16	100,000 GBP	129,358	122,490	6,868
Japanese Yen	State Street Bank and Trust Company	12/07/16	35,000,000 JPY	345,232	334,163	11,069
					$841,432	$22,513

K. Derivative Instruments:

The following tables provide information about the effect of derivatives on the Funds’ Statements of Assets and Liabilities and Statements of Operations as of and for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of unrealized appreciation/(depreciation) on derivatives at the end of the period. The second table provides additional information about the amounts and sources of net realized gain/(loss) and the change in net unrealized appreciation/(depreciation) resulting from the Funds’ derivatives during the year.

The effect of derivative instruments in the Statements of Assets and Liabilities as of October 31, 2016:

International Real Estate Equity Fund
Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$1,717,834

Emerging Markets Real Estate Fund
Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Forward Currency Contracts
Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 2,696

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$ (1,187)

Global Infrastructure Fund
Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Forward Currency Contracts

Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 814,652

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$ (56,427)

Global Realty Income & Growth Fund
Derivatives	Statements of Assets and Liabilities Location	Unrealized Appreciation/(Depreciation)
Forward Currency Contracts

Foreign exchange risk	Unrealized appreciation on forward currency contracts	$ 22,513

Foreign exchange risk	Unrealized depreciation on forward currency contracts	$ (59)

The effect of derivative instruments in the Statements of Operations for the year or period ended October 31, 2016:

International Real Estate Equity Fund

Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Forward Currency Contracts

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(413,550)

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$1,566,183

Emerging Markets Real Estate Fund
Derivatives	Statements of Operations Location		Change in Net Unrealized Appreciation
Forward Currency Contracts

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$ 1,509

Global Infrastructure Fund
Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Forward Currency Contracts

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$(164,086)

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$ 428,521

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Global Realty Income & Growth Fund*

Derivatives	Statements of Operations Location	Net Realized Loss	Change in Net Unrealized Appreciation
Forward Currency Contracts

Foreign exchange risk	Net realized gain/(loss) from foreign currency transactions	$ (27,515)

Foreign exchange risk	Change in net unrealized appreciation/(depreciation) on foreign currency translations		$ 22,454

* Commenced operations on November 2, 2015.

L. Redemption Fees:

The Funds of the Equity Trust impose a redemption fee of 1% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Funds for the benefit of the remaining shareholders. The redemption fee is accounted for as an increase to paid-in-capital.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

International Real Estate Equity Fund

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	27,867	$553,767	53,473	$1,198,922
Shares issued in reinvestment of dividends	406,234	8,144,992	—	—
Redemption fees	—	308	—	406
Shares redeemed	(782,490)	(15,759,016)	(1,265,361)	(28,620,909)
Total net change	(348,389)	$(7,059,949)	(1,211,888)	$(27,421,581)

Class A
Shares sold	—	$—	206	$4,598
Shares issued in reinvestment of dividends	429	8,565	—	—
Redemption fees	—	—	—	—
Shares redeemed	—	—	(311)	(7,425)
Total net change	429	$8,565	(105)	$(2,827)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Realty Income & Growth Fund

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	155,523	$3,451,581	371,174	$8,214,277
Shares issued in reinvestment of dividends	204,822	4,598,265	158,946	3,423,333
Redemption fees	—	380	—	1,778
Shares redeemed	(612,837)	(13,734,260)	(703,966)	(15,694,022)
Total net change	(252,492)	$(5,684,034)	(173,846)	$(4,054,634)

Class A
Shares sold	5,209	$115,850	21,367	$488,015
Shares issued in reinvestment of dividends	2,835	61,718	3,756	80,757
Redemption fees	—	10	—	45
Shares redeemed	(12,280)	(275,109)	(8,556)	(186,002)
Total net change	(4,236)	$(97,531)	16,567	$382,815

Emerging Markets Real Estate Fund

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	6,319	$80,055	23,257	$384,088
Shares issued in reinvestment of dividends	4,925	70,279	10,277	164,328
Redemption fees	—	24	—	37
Shares redeemed	(50,715)	(692,634)	(48,495)	(786,485)
Total net change	(39,471)	$(542,276)	(14,961)	$(238,032)

Class A
Shares sold	194	$2,862	6,268	$102,686
Shares issued in reinvestment of dividends	457	6,525	1,594	25,465
Redemption fees	—	2	—	5
Shares redeemed	(10,480)	(148,549)	(25,576)	(411,759)
Total net change	(9,829)	$(139,160)	(17,714)	$(283,603)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Global Infrastructure Fund

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	427,914	$7,235,514	4,576,136	$90,037,024
Shares sold-Merger	—	—	3,005,684	53,861,934
Shares issued in reinvestment of dividends	228,685	3,928,854	295,985	5,582,396
Redemption fees	—	5,510	—	26,103
Shares redeemed	(4,747,432)	(78,810,628)	(5,381,408)	(101,670,374)
Total net change	(4,090,833)	$(67,640,750)	2,496,397	$47,837,083

Class A
Shares sold	69,772	$1,199,038	286,451	$5,537,863
Shares issued in reinvestment of dividends	33,970	582,925	47,620	897,458
Redemption fees	—	681	—	3,399
Shares redeemed	(424,077)	(7,138,363)	(448,870)	(8,547,852)
Total net change	(320,335)	$(5,355,719)	(114,799)	$(2,109,132)

Global Realty Growth & Income Fund

	Period Ended October 31, 2016*
	Shares	Amount
Institutional Class
Shares sold	500,000	$5,000,000
Shares issued in reinvestment of dividends	11,315	112,583
Redemption fees	—	—
Shares redeemed	—	—
Total net change	511,315	$5,112,583
*	Institutional Class commenced operations on November 2, 2015.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year or period ended October 31, 2016 are as follows:

	Purchases	Sales
International Real Estate Equity Fund	$36,633,313	$49,098,142
Realty Income & Growth Fund	17,512,604	24,670,428
Emerging Markets Real Estate Fund	2,555,714	3,317,191
Global Infrastructure Fund	95,346,970	155,085,110
Global Realty Growth & Income Fund	6,639,759	1,571,389

The Funds did not have purchases and sales of U.S. Government Obligations during the year ended October 31, 2016.

5.	Distribution Plan:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. Each of the Funds has adopted a distribution and servicing plan (the “Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Board, of up to 0.25% of the average daily net assets of the Class A shares of the Funds. Amounts paid under the Plan by the Funds may be spent by the Funds on any activities

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

or expenses primarily intended to result in the sale of Class A shares of the Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $285, $6,639, $789 and $45,457, respectively, pursuant to the Plan for the year ended October 31, 2016.

The Plan for the Funds may be terminated at any time by a majority vote of the members of the Board of the Equity Trust who are not “interested persons,” as defined by the 1940 Act, or by vote of a majority of the outstanding voting shares of the respective Fund.

6.	Investment Advisory Agreement, Administration Agreement and Other Affiliated Transactions:

The Adviser provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Realty Income & Growth Fund, Global Infrastructure Fund and Global Realty Growth & Income Fund, the Adviser is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule (effective November 1, 2015 through March 31, 2016 for Realty Income & Growth Fund and Global Infrastructure Fund):

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Effective April 1, 2016, pursuant to the advisory agreements with the Realty Income & Growth Fund and Global Infrastructure Fund, the Adviser is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $250 million	1.00%
Next $500 million	0.95%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the International Real Estate Equity Fund and Emerging Markets Real Estate Fund. From April 1, 2016 to April 1, 2017, the Adviser shall waive 0.05% of the International Real Estate Equity Fund and Emerging Markets Real Estate Fund Advisory Fee at an annualized rate. Fees waived pursuant to this 0.05% waiver are not subject to recoupment by the Adviser discussed below.

The Adviser agreed to waive fees and/or reimburse the Realty Income & Growth Fund (until March 31, 2016), Emerging Markets Real Estate Fund and Global Realty Growth & Income Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.60%, of the respective Fund’s Class A shares average daily net assets, and 1.35% of the respective Fund’s Institutional Class shares average daily net assets. Effective April 1, 2016 the Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.50% of the average daily net assets of Class A shares and 1.25% of the average daily net assets of the Institutional Class shares. The Adviser agreed to reimburse the Global Infrastructure Fund to the extent necessary to ensure that ordinary operating expenses (including 12b-1 fees, where applicable, but excluding interest, broker commissions, acquired fund fees and extraordinary expenses) do not exceed annually 1.45% of the average daily net assets of Class A shares and 1.20% of the average daily net assets of the Institutional Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Funds to exceed such cap on expenses. For the year ended October 31, 2016, the Adviser waived investment advisory fees and other expenses totaling $33,740, $16,764, $82,129, $133,347 and $52,535 for the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund, Global Infrastructure Fund and Global Realty Income & Growth Fund, respectively. The expense limitations will remain in effect for the Funds through April 1, 2017 unless and until the Board of the Equity Trust approves their modification or termination with respect to the Funds. Waived expenses subject to potential recovery by year of expiration are as follows:

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Years of Expiration	Realty Income & Growth Fund	Emerging Markets Real Estate Fund	Global Infrastructure Fund	Global Realty Income & Growth Fund
10/31/2017	$55,466	$64,614	$—	$—
10/31/2018	—	87,769	43,020	—
10/31/2019	16,764	80,925	133,347	52,535

The Adviser makes payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services with respect to the Funds. On February 2, 2012, the Board approved, subject to certain limitations, the reimbursement to the Adviser by the appropriate Fund, of up to a certain percentage of such fees paid by the Adviser to intermediaries that provide omnibus account services, sub-accounting services, and/or networking services. Reimbursement of these fees are subject to review by the Board and are included in the transfer agent fees in the Statements of Operations. For the year ended October 31, 2016, the International Real Estate Equity Fund, Realty Income & Growth Fund, Emerging Markets Real Estate Fund and Global Infrastructure Fund incurred $139,417, $105,840, $2,869 and $85,099, respectively, in reimbursements to the Adviser.

State Street Bank and Trust Company (“SSBT”) serves as the fund accounting agent and custodian. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ NAVs. SSBT, as the Funds’ custodian and fund accounting agent, is paid on the basis of net assets and transaction costs of the Funds. SSBT also serves as the administrator for the Equity Trust. SSBT, as the Funds’ administrator, is paid on the basis of net assets of the Funds which are allocated among the series of the Equity Trust, on the basis of relative net assets.

Boston Financial Data Services, Inc. (“BFDS”) serves as the transfer agent to the Equity Trust. BFDS is paid on the basis of net assets, per account fees and certain transaction costs.

Certain officers and trustees of the Funds are also officers and/or trustees of the Adviser. No interested trustee, who is deemed an interested person due to current or former service with Adviser or an affiliate of Adviser, receives compensation from the Funds.

7.	Concentration of Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share of the Funds.

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund
Undistributed ordinary income	$147,147	$702,728	$76,057
Undistributed long-term capital gain	—	2,325,414	—
Accumulated capital loss	(722,041,982)	—	(1,311,459)
Unrealized appreciation/(depreciation)	(46,018,935)	52,404,323	(88,430)
Total	$(767,913,770)	$55,432,465	$(1,323,832)

	Global Infrastructure Fund	Global Realty Growth & Income Fund
Undistributed ordinary income	$1,102,315	$54,205
Undistributed long-term capital gain	—	—
Accumulated capital loss	(13,279,743)	(111,648)
Unrealized appreciation/(depreciation)	(3,291,491)	(189,875)
Total	$(15,468,919)	$(247,318)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These permanent differences are primarily due to the differing treatment of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, acquired capital loss carryforwards and distribution redesignations. Accordingly, for the year ended October 31, 2016, the effects of certain differences were reclassified as follows:

		Accumulated	Accumulated
		net investment	net realized
Fund	Capital stock	income (loss)	gains (losses)
International Real Estate Equity Fund	$(384,885,618)	$1,390,676	$383,494,942
Realty Income & Growth Fund	—	263,527	(263,527)
Emerging Markets Real Estate Fund	—	(14,688)	14,688
Global Infrastructure Fund	(612,373)	549,895	62,478
Global Realty Growth & Income Fund	—	21,113	(21,113)

As of October 31, 2016, net unrealized appreciation/(depreciation) of investments, excluding foreign currency, based on Federal tax costs was as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	appreciation/ (depreciation)
International Real Estate Equity Fund	$149,740,071	$12,463,337	$(58,472,178)	$(46,008,841)
Realty Income & Growth Fund	59,587,096	52,755,825	(351,436)	52,404,389
Emerging Markets Real Estate Fund	4,022,507	163,183	(251,612)	(88,429)
Global Infrastructure Fund	153,668,355	11,186,648	(14,420,158)	(3,233,510)
Global Realty Growth & Income Fund	5,013,990	234,758	(424,398)	(189,640)

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2016 and 2015 were as follows:

	2016	2015
International Real Estate Equity Fund
Ordinary income	$8,432,961	$—
Total	$8,432,961	$—
Realty Income & Growth Fund
Ordinary income	$2,920,828	$2,537,082
Long-term capital gain	2,362,290	1,427,783
Total	$5,283,118	$3,964,865
Emerging Markets Real Estate Fund
Ordinary income	$86,471	$216,837
Total	$86,471	$216,837
Global Infrastructure Fund
Ordinary income	$7,077,150	$9,121,877
Long-term capital gain	—	602,585
Return of capital	—	467,529
Total	$7,077,150	$10,191,991
Global Realty Growth & Income Fund
Ordinary income	$112,583	$—
Total	$112,583	$—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

Capital loss carryovers as of October 31, 2016 are as follows:

Expiration Date	International Real Estate Equity Fund	Realty Income & Growth Fund	Emerging Markets Real Estate Fund
10/31/2017	$546,087,879	$—	$—
10/31/2018	$65,121,028	$—	$—
10/31/2019	$63,938,162	$—	$—

Expiration Date	Global Infrastructure Fund	Global Realty Growth & Income Fund
10/31/2017	$3,075,266	$—
10/31/2018	$—	$—
10/31/2019	$—	$—

During the year ended October 31, 2016, the International Real Estate Equity Fund had $384,892,332 of expired capital loss carryovers.

Under the Regulated Investment Company (“RIC”) Modernization Act of 2010 (“the Modernization Act”), post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Capital loss carryover as of October 31, 2016 with no expiration are as follows:

Fund	Short-Term	Long-Term
International Real Estate Equity Fund	$2,243,375	$44,651,538
Emerging Markets Real Estate Fund	1,077,931	233,528
Global Infrastructure Fund	7,303,808	2,900,669
Global Realty Growth & Income Fund	111,648	—

9.	Reorganizations:

At a meeting held on July 31, 2015, the Board, unanimously approved the tax free reorganization of the Alpine Cyclical Advantage Property Fund (the “Target Fund”) into the Alpine Global Infrastructure Fund (the “Acquiring Fund”), a separate series of the Trust. On October 23, 2015, the Acquiring Fund acquired all of the net assets of the Target Fund in a tax-free exchange of shares pursuant to an Agreement and Plan of Reorganization approved by the Target Fund shareholders. The purpose of the reorganization was to combine two portfolios with comparable investment objectives and strategies.

		Shares Issued by
	Shares Prior to	the Acquiring	Net Assets Prior
Target Fund	Reorganization	Fund	to Reorganization
Institutional Class	2,261,459	3,005,684	$53,861,934

The depreciation of the Target Fund was $5,172,667 as of the date of the reorganization. The combined net assets of the Acquiring Fund immediately after the reorganization were $243,281,168.

Assuming the reorganization had been completed on November 1, 2014, the beginning of the reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2015, were as follows:

Net Investment Income (Loss)	$9,750,384
Net Realized and Unrealized Gains/Losses on Investments and Foreign Currency Transactions	$(30,040,529)
Net Increase/Decrease in Net Assets resulting from Operations	$(20,290,145)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Acquiring Fund’s Statement of Operations as of October 31, 2015.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2016

10.	Other Income:

Other income of $106,638 is recognized by the Fund as a result of a class action settlement related to improper foreign exchange contract transactions conducted by International Real Estate Equity Fund’s former Custodian.

11.	Subsequent Event:

Distributions: The Realty Income & Growth Fund – Institutional Class and Class A paid a distribution from long-term capital gains of $2,325,554 on December 16, 2016 to shareholders of record on December 15, 2016.

Alpine Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alpine Equity Trust, (comprising, respectively, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund, Alpine Global Infrastructure Fund and Alpine Global Realty Growth & Income Fund) (collectively the “Funds”) as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to November 1, 2014 were audited by another independent registered public accounting firm whose report, dated December 29, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Alpine Equity Trust at October 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

New York, NY

December 22, 2016

Alpine Mutual Funds

Information about your Funds Expenses

October 31, 2016

Fund expenses (Unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

International Real Estate Equity Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	(4.93)%	$1,000.00	$950.70	1.15%	$5.64

Class A	(5.06)%	$1,000.00	$949.40	1.36%	$6.66

Based on hypothetical total return(1)

Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,019.36	1.15%	$5.84

Class A	5.00%	$1,000.00	$1,018.30	1.36%	$6.90

Alpine Mutual Funds

Information about your Funds Expenses—Continued
October 31, 2016

Realty Income & Growth Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	1.51%	$1,000.00	$1,015.10	1.29%	$6.53

Class A	1.38%	$1,000.00	$1,013.80	1.50%	$7.59

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.65	1.29%	$6.55

Class A	5.00%	$1,000.00	$1,017.60	1.50%	$7.61

Emerging Markets Real Estate Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	3.11%	$1,000.00	$1,031.10	1.36%	$6.94

Class A	3.04%	$1,000.00	$1,030.40	1.55%	$7.91

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,018.30	1.36%	$6.90

Class A	5.00%	$1,000.00	$1,017.34	1.55%	$7.86

Global Infrastructure Fund

Based on actual total return(1)
Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	1.29%	$1,000.00	$1,012.90	1.20%	$6.07

Class A	1.16%	$1,000.00	$1,011.60	1.45%	$7.33

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (4)

Institutional	5.00%	$1,000.00	$1,019.10	1.20%	$6.09

Class A	5.00%	$1,000.00	$1,017.85	1.45%	$7.35

Alpine Mutual Funds

Information about your Funds Expenses—Continued
October 31, 2016

Global Realty Growth & Income Fund

Based on actual total return(1)

Class	Actual Total Return Without Sales Charges (2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (3)

Institutional	(4.07)%	$1,000.00	$959.30	1.35%	$6.65

Based on hypothetical total return(1)
Class	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (5)

Institutional	5.00%	$1,000.00	$1,018.35	1.35%	$6.85

(1)	For the six months ended October 31, 2016.
(2)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 366.
(4)	Hypothetical expense examples assume a 5% return over a hypothetical 184 day period.
(5)	Hypothetical expenses if the Fund had been in existence from November 1, 2015 are calculated using average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year.

Alpine Mutual Funds

Additional Information (Unaudited)
October 31, 2016

The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by visiting www.alpinefunds.com.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	President, Simone Healthcare development (since 2013); Private investor (since 2007).	14	Chairman Emeritus, White Plains Hospital Center (1988 to Present); Trustee of each of the Alpine Trusts (1996 to Present).**
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP (law firm) (since 1994).	14	Director, International Succession Planning Association (2008 to present); Director, Bondi Icebergs Inc. (women’s sports- wear) (1994 to pres- ent); Director, MH Properties, Inc. (a real estate holding company); Trustee of each of the Alpine Trusts.**
Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (2011-2013).	14	Trustee of each of the Alpine Trusts.**

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2016

Interested Trustee & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*	Other Directorships Held by Trustee
Samuel A. Lieber*** (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC (since 1997); President of Alpine Trusts (since 1998).	14	Trustee of each of the Alpine Trusts.**
Stephen A. Lieber**** (1925)	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (since 1999).	14	N/A
Kenneth Corrado (1964)	Chief Compliance Officer	Indefinite, since July 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC (since July 2013); Independent Compliance Consultant (2012 to 2013); Vice President and Deputy Chief Compliance Officer, Artio Global Management, LLC (2007 to 2012).	14	N/A
Ronald G. Palmer, Jr. (1968)	Chief Financial Officer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC (since January 2010).	14	N/A
Joe C. Caruso (1971)	Treasurer	Indefinite, since July 2013	Fund Accountant, Alpine Woods Capital Investors, LLC (since 2011); Independent Tax Consultant (2010 to 2011); Assistant Vice President Global Fund Services, Deutsche Bank AG (2009 to 2010).	14	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC (since September 2008).	14	N/A

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). As of October 31, 2016, Alpine Woods Capital Investors, LLC manages fourteen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. As of October 31, 2016, the Trustees oversee fourteen portfolios within the six Alpine Trusts.

**	The Trustees are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”). Shareholders may contact the Trustee at c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Ave., Suite 215, Purchase NY, 10577. Each Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, by calling 1-888-785-5578.

***	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

****	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2016

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2016 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

International Real Estate Equity Fund	15%
Realty Income & Growth Fund	2%
Emerging Markets Real Estate Fund	26%
Global Infrastructure Fund	51%
Global Realty Growth & Income Fund	20%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders.

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	1%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	19%
Global Realty Growth & Income Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

International Real Estate Equity Fund	0%
Realty Income & Growth Fund	0%
Emerging Markets Real Estate Fund	0%
Global Infrastructure Fund	0%
Global Realty Growth & Income Fund	0%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2016.

Availability of Proxy Voting Information

The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Funds at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by contacting the Fund at 1(800) 617.7616 and on the SEC’s web site at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

October 31, 2016

provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES

Samuel A. Lieber

Eleanor T.M. Hoagland

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN &

ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young

5 Times Square

New York, NY 10019

FUND COUNSEL

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

TRANSFER AGENT

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2.  Code of Ethics

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to any element of the code of ethics described in Item 2(b) of Form N-CSR.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as EX-99.CODE ETH hereto.

Item 3.  Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The Board of Trustees has determined that H. Guy Leibler is an audit committee financial expert. Mr. Leibler is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR. It has been determined that Mr. Leibler qualifies as an audit committee financial expert based on his substantial experience as a senior executive of an operating company actively supervising principal financial officers in the preparation of financial statements, other board service, as well as his educational background.

(a)(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2015 was $209,268 and for fiscal year 2016 was $127,895.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $479 in fiscal year 2015 and $0 in fiscal year 2016. The fees in fiscal year 2015 were for professional services for auditor transition.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $29,839 in fiscal year 2015 and $63,683 in fiscal year 2016. Services for which fees in the Tax Fees category are billed include the principle accountant’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as the principal accountant’s review of excise tax distribution calculations.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0 in fiscal year 2015 and $0 in fiscal year 2016.

(h)	Not applicable. There were no non-audit services rendered to the Registrant in the fiscal year 2016.

Item 5.  Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit EX-99.CODE ETH 12.A.1

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Equity Trust

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	December 30, 2016